                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           ARV ASSISTED LIVING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                           ARV ASSISTED LIVING, INC.

                                  June 4, 1999

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of ARV Assisted Living, Inc. (the "Company") to be held on Thursday, July 1, 1999, at 9:00 a.m. local time, at the Airport Hilton, 18800 MacArthur Blvd., Irvine, California 92715.

     At the Annual Meeting, you will be asked to approve the election of two directors to the Board of Directors of the Company and approve the proposed 1999 Stock Option and Incentive Plan. Details regarding the election of the members of the Board of Directors of the Company and the new Stock Option and Incentive Plan are more fully described in the accompanying Proxy Statement, which I urge you to read carefully.

     I hope that you will be able to attend the meeting in person. However, whether or not you plan to attend the meeting, please mark, sign, date and return the enclosed proxy card promptly. A prepaid envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy, if given.

     I look forward to seeing you at the Annual Meeting.

                                          Sincerely,
                                          /s/ Douglas M. Pasquale
                                          Douglas M. Pasquale
                                          President and Chief Executive Officer

                           ARV ASSISTED LIVING, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 1, 1999

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of ARV Assisted Living, Inc., a Delaware corporation (the "Company"), will be held on July 1, 1999, at 9:00 a.m. local time, at the Airport Hilton, 18800 MacArthur Blvd., Irvine, California 92715, to consider and act upon:

     1. The election of two directors to the Company's Board of Directors to serve for the term of three years or until their respective successors have been duly elected and qualified;

     2. The approval of the 1999 Stock Option and Incentive Plan; and

     3. Transacting other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

     Holders of record of Common Stock of the Company as of the close of business on May 28, 1999, are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding Common Stock constitutes the only class of securities of the Company entitled to vote at the Annual Meeting. Each share of Common Stock entitles its holder to one vote. At the close of business on May 28, 1999, there were 15,873,498 shares of Common Stock issued and outstanding.

     We urge you to review carefully the enclosed materials. Your vote is important. We encourage all stockholders to attend the meeting in person or by proxy. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please mark, sign, date and return each proxy card so that all of your shares will be represented at the Annual Meeting.

                                          By Order of the Board of Directors,
                                          /s/ Douglas M. Pasquale
                                          Douglas M. Pasquale
                                          President and Chief Executive Officer

June 4, 1999

     IT IS IMPORTANT THAT ALL PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED, INCLUDING BY VOTING AT THE MEETING.

                           ARV ASSISTED LIVING, INC.
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 1, 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ARV Assisted Living, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Airport Hilton, 18800 MacArthur Boulevard, Irvine, California 92715, at 9:00 a.m., local time, on Thursday, July 1, 1999, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The principal executive offices of the Company are located at 245 Fischer Avenue, D-1, Costa Mesa, California 92626. The Company expects to mail this Proxy Statement and the accompanying form of proxy to stockholders on or about June 4, 1999.

RECORD DATE AND OUTSTANDING SHARES

     Holders of record of the Company's common stock ("Common Stock") at the close of business on May 28, 1999 are entitled to notice of and to vote at the Annual Meeting. On that date there were 15,873,498 shares of Common Stock outstanding.

REVOCABILITY OF PROXIES

     Stockholders who submit proxies for use at the Annual Meeting may revoke them at any time prior to the time they are voted. You may revoke a proxy either by (i) filing with the Secretary of the Company prior to the Annual Meeting, at the Company's principal executive offices, either a written revocation or a duly executed proxy card bearing a later date, or (ii) by attending the Annual Meeting and voting in person, regardless of whether you have previously given a proxy. Your presence at the Annual Meeting will not revoke your proxy unless you vote in person.

QUORUM AND VOTING

     Under Delaware law, a quorum must exist in order for action to be taken on a matter submitted to stockholders. A majority of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum at a meeting of the Company's stockholders.

     Shares represented at the Annual Meeting by properly executed proxy cards in the accompanying form and not revoked will be voted at the Annual Meeting in the manner directed on the proxy card. If no direction is made with respect to a proposal, the proxy will be voted FOR such proposal. The Board of Directors knows of no matters other than those listed in the attached Notice of Annual Meeting of Stockholders that are likely to be brought before the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting or any adjournment of the Annual Meeting, the persons named in the enclosed proxy will vote all proxies given to them according to their best judgment on such matters.

SOLICITATION OF PROXIES

     Certain of the Company's directors, officers and regular employees will solicit proxies, without receiving any additional compensation. We will solicit proxies by personal interview, mail and telephone and the Company will bear the costs of the solicitation. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to such beneficial owners.

                             ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

GENERAL

     The Company's authorized number of directors is currently 10, consisting of four Class A positions, three Class B positions and three Class C positions. Seven directors (three Class A, two Class B and two Class C) currently are serving on the Board of Directors. As a result, the Company has one vacancy in each of Class A, Class B and Class C. Each class is elected to a three-year term and the election of directors is staggered, so that only one class of directors is elected at each annual meeting of stockholders. The Class B directors' terms expire at the Annual Meeting.

     Stockholders of record as of May 28, 1999 will be entitled to vote on the election of two Class B directors for three-year terms at the Annual Meeting. Although three Class B directors are authorized, the Company has named only two nominees. The reason for this procedure is that the Company is in the process of determining whether to reduce the authorized number of directors or to seek additional qualified candidates for the current vacancies on the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

     Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving a plurality of votes. If any nominee for director should be unable or decline to serve, the authority provided in the proxy to vote for the election of directors will be exercised to vote for a substitute or substitutes. As of the date of this Proxy Statement, management has no knowledge that any of the nominees will be unable or will decline to serve. None of the nominees or incumbent directors has a family relationship with any other nominee or incumbent director or any executive officer of the Company. The Company's Certificate of Incorporation and Bylaws contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by Delaware law.

NOMINEES FOR ELECTION TO SERVE UNTIL THE 2002 ANNUAL MEETING OF STOCKHOLDERS (CLASS B NOMINEES)

     The Company's nominees for election to the Board of Directors are as follows:

     DAVID P. COLLINS. Mr. Collins, 61, currently is President and Chief Executive Office of EuroSenior Living, Lisbon, Portugal. He served the Company in several capacities between 1981 and 1999, last serving as President of ARV Assisted Living International, Inc., our wholly owned subsidiary, from 1998 to January 1999. From 1985 until January 1998, Mr. Collins served as the Senior Executive Vice President of the Company, responsible for investor relations and for capital formation for the Company and affiliated entities. He has served as a Director of the Company continuously since 1985.

     JOHN A. MOORE. Mr. Moore, 37, is a Principal and Chief Financial Officer of Lazard Freres Real Estate Investors LLC, a position he has held since 1998. From 1996 to 1998, he was Executive Vice President and Chief Financial Officer of World Financial Properties, a private real estate company based in New York City. From 1988 to 1996, Mr. Moore served as Senior Vice President, Finance, for New York City-based Olympia & York Companies (USA). He is currently a director of The Rubenstein Company.

INCUMBENT DIRECTORS

                                                                YEAR FIRST BECAME
                                                                  A DIRECTOR OF
           NAME             AGE            POSITION                THE COMPANY       CLASS
           ----             ---            --------             -----------------    -----
Douglas M. Pasquale.......  44    President and Chief                 1998             A
                                  Executive Officer,
                                  Director
John A. Booty.............  60    Director                            1985             A
Robert P. Freeman.........  54    Director                            1997             A
Maurice J. DeWald.........  59    Director                            1995             C
Murry N. Gunty............  32    Director                            1997             C
Kenneth M. Jacobs.........  40    Director                            1997             B

     DOUGLAS M. PASQUALE. Mr. Pasquale was appointed Chief Executive Officer of the Company on March 29, 1999. He joined us as President and Chief Operating Officer on June 1, 1998. Prior to joining the Company, Mr. Pasquale was employed for 12 years by Richfield Hospitality Services, Inc., and Regal Hotels International-North America, a leading hotel ownership and hotel management company based in Englewood, CO. He served as its President and Chief Executive Officer from 1996 to 1998 and as chief financial officer from 1994 to 1996.

     JOHN A. BOOTY. Mr. Booty, one of our founders, retired in September 1996 after serving as President since the Company's inception in 1985. Since his retirement he has served as a consultant to the Company. He also served as interim President from October 1997 to January 1998 and as interim Chief Executive Officer from October 1997 to December 1997. Mr. Booty has expressed his intentions to retire from the Company's Board in 1999.

     ROBERT P. FREEMAN. Mr. Freeman, a private investor, was a Principal and Chief Investment Officer of Lazard Freres Real Estate Investors L.L.C. ("LFREI"), as well as a Managing Director of Lazard Freres & Co. LLC, from 1992 through April 1999. He currently is a director of American Apartment Communities, Atlantic American Properties Trust, Commonwealth Atlantic Properties, The Fortress Group and Kapson Senior Quarters Corp. Mr. Freeman was designated as a director by Prometheus Assisted Living LLC ("Prometheus") pursuant to the Stockholders Agreement, which is more fully described below. See "Certain Relationships and Related Transactions."

     MAURICE J. DEWALD. Mr. DeWald is Chairman and Chief Executive Officer of Verity Financial Group, Inc., a firm he founded in 1992. He currently is a director of Tenet Healthcare Corporation, Dai-Ichi Kangyo Bank of California and Monarch Funds.

     MURRY N. GUNTY. Mr. Gunty, a private investor, was a Principal of LFREI from 1995 through April 1999. From 1993 to 1995, he was associated with J.E. Robert Company, a real estate investment company. He is currently a director of Atlantic American Properties Trust, Kapson Senior Quarters Corp., The Fortress Group, and The Rubenstein Company. Mr. Gunty was designated as a director by Prometheus pursuant to the Stockholders Agreement, which is more fully described below. See "Certain Relationships and Related Transactions."

     KENNETH M. JACOBS. Mr. Jacobs is a Managing Director in the Banking Group of Lazard Freres & Co. LLC, a position he has held since 1991. He was designated as a director by Prometheus pursuant to the Stockholders Agreement, which is more fully described below. See "Certain Relationships and Related Transactions." Mr. Jacobs' term expires at the Annual Meeting.

     During the year ended December 31, 1998, there were 13 meetings of the Board and each director attended at least 75% of the meetings of the Board and of the meetings of the committees of which he was a member.

INFORMATION ON COMMITTEES OF THE BOARD AND MEETINGS

     The Board established a Compensation Committee and an Audit Committee at or about the time of the initial public offering of our Common Stock in October 1995. In addition, our Board has occasionally appointed special committees of one or more directors to analyze and/or take action on items of interest to the Board.

     The Compensation Committee establishes salaries, incentives and other forms of compensation for directors and executive officers, administers the 1995 Stock Option and Incentive Plan (the "1995 Stock Option Plan") and recommends policies relating to benefit plans. During the year ended December 31, 1998, the Compensation Committee consisted of John J. Rydzewski, Maurice J. DeWald and Robert P. Freeman. The Compensation Committee met 11 times during the year ended December 31, 1998 and at least two members were in attendance at every meeting. As of May 28, 1999, the Compensation Committee consisted of Maurice J. DeWald and Robert P. Freeman.

     The Audit Committee reviews our accounting practices, internal accounting controls and financial results and oversees the engagement of our independent auditors. The Audit Committee, during the year ended December 31, 1998, consisted of Maurice J. DeWald, R. Bruce Andrews and Murry N. Gunty. The Audit Committee met two times in the year ended December 31, 1998 and at least two members were in attendance at every meeting. As of May 28, 1999, the Audit Committee consisted of Maurice J. DeWald and Murry N. Gunty.

COMPENSATION OF DIRECTORS

     Prior to January 28, 1998, non-employee directors received $12,000 as an annual retainer, paid quarterly in advance, and $500 for each meeting of the Board or committee of the Board that they attended. Commencing January 28, 1998, the annual retainer was increased to $18,000 and the fee per meeting to $1,000. In addition, an annual committee chairmanship fee of $3,000 was added as of January 28, 1998.

     In October 1995, the Company established the 1995 Stock Option Plan, which upon the adoption of the 1999 Stock Option and Incentive Plan will be replaced. The 1995 Stock Option Plan provided, among other things, that each non-employee director who is initially elected or appointed to the Board would, upon such election or appointment, automatically be granted an option to purchase 10,000 shares of Common Stock, vesting at the rate of 2,500 per year measured from the date of grant, at an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition, every fourth year following the date on which a non-employee director is elected or appointed, on the date of the annual meeting of the stockholders of the Company, if the person has continuously served as a non-employee director, he or she would automatically receive an option to purchase 10,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on the date of grant, vesting at the rate of 2,500 per year measured from the date of grant. In addition, as of January 28, 1998, each non-employee director participates in a stock-based cash compensation plan that is intended to provide compensation on a deferred basis and link the directors' interests more directly with those of our stockholders. Under the plan, 2,500 "stock units" (each stock unit is deemed to be equivalent to one outstanding share of Common Stock) are credited on each January 1 to each non-employee director who served as a non-employee director for the entire preceding calendar year. Stock units are payable in cash based on the fair market value of the Common Stock at the time the payment is triggered and are fully vested at the time of crediting. Stock units become payable on the first to occur of:

     - three years after the date such stock units were first credited;

     - a change of control of the Company, as defined by the plan;

     - the director is no longer serving as a member of our Board of Directors (for any reason); or

     - termination of the plan.

     In addition to the fees described above, John A. Booty received $5,000 in consulting fees during 1998 for consulting services rendered to the Company.

THE COMPANY'S EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the executive officers of the Company as of May 28, 1999.

                NAME                   AGE              POSITION WITH THE COMPANY
                ----                   ---              -------------------------
Douglas M. Pasquale..................  44    President and Chief Executive Officer and
                                             Director
Abdo H. Khoury.......................  49    Senior Vice President, Chief Financial Officer
                                             and Secretary
Robertson K. Chandler................  42    Senior Vice President, Operations
Patricia J. Gifford..................  51    Senior Vice President, Chief Medical Officer
Laura J. Loda........................  42    Senior Vice President, Human Resources

     For a description of Mr. Pasquale's background, see "Incumbent Directors" above. Biographical information for Mr. Khoury, Mr. Chandler, Dr. Gifford and Ms. Loda is provided below:

     ABDO H. KHOURY. Mr. Khoury was appointed Senior Vice President, Chief Financial Officer and Secretary on March 30, 1999. Previously he had served the Company as Vice President, Asset Strategy and Treasury, since January 1999, and as President of the Apartment Division since coming to the Company in May 1997. Mr. Khoury's prior background includes more than 25 years in accounting and real estate. He was a principal with Financial Performance Group in Newport Beach, CA, from 1991 to 1997.

     ROBERTSON K. CHANDLER. Mr. Chandler was appointed Senior Vice President, Operations, in February 1999. Previously he was Vice President of Operations, Home Care and Hospice, with Mariner Specialty Health Services in Longmont, CO, from 1997 to 1999. From 1993 to 1997, he was Chief Operating Officer and a Director of Colorado Home Care, a home care agency headquartered in Broomfield, CO.

     PATRICIA J. GIFFORD, M.D. Dr. Gifford, a geriatrician, was appointed Senior Vice President and Chief Medical Officer in June 1998. Prior to joining the Company she served as medical director for the Monarch Healthcare medical group, an independent practice association of primary care physicians in Southern California. She joined Monarch in 1996 as clinical director, Subacute Service. From 1995 to 1998, Dr. Gifford also served as medical director of Wellness and Geriatrics for Saddleback Memorial Medical Center in Laguna Hills, CA, a role that became a part-time position when she joined Monarch. From 1995 to 1997, she also served part-time as medical director of the Freedom Village Continuing Care Residential Community in Lake Forest, CA. Dr. Gifford was clinical director of Geriatrics at Huntington Memorial Hospital in Pasadena, CA from 1990 to 1995.

     LAURA J. LODA. Ms. Loda joined the Company as Vice President, Human Resources in June 1998. She was promoted to Senior Vice President in February 1999. Previously, she served as Director of Corporate Human Resources for Taco Bell, an Irvine, CA-based fast food operation of Tricon Global Restaurants, from 1996 to 1998. From 1993 to 1996, Ms. Loda was Director of Compensation for Gap, Inc., an international clothing chain based in San Francisco.

EXECUTIVE COMPENSATION

  Summary Compensation Table

     The following table sets forth certain information with respect to compensation earned by the Chief Executive Officer and the four next most highly compensated executive officers whose annual salary and bonus exceeded $100,000, and two additional individuals (the "Named Executive Officers"), for the year ended December 31, 1998, the nine-month period ended December 31, 1997 and the fiscal year ended March 31, 1997. In October 1997, the Company changed its fiscal year end from March 31 to December 31. Accordingly, the nine-month period ended December 31, 1997 (denoted below as 1997T) is the transition period beginning April 1, 1997 and ending December 31, 1997.

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                           ------------       ALL
                                                 ANNUAL COMPENSATION        SECURITIES       OTHER
                                             ---------------------------    UNDERLYING    COMPENSATION
        NAME AND PRINCIPAL POSITION          YEAR   SALARY(1)    BONUS       OPTIONS       (2)(3)(4)
        ---------------------------          ----   ---------   --------   ------------   ------------
Howard G. Phanstiel                          1998   $354,167    $189,578     100,000       $1,008,360
  Chairman and Chief Executive Officer       1997T    16,186          --     150,000              685
  (appointed December 5, 1997 and            1997         --          --          --               --
  resigned March 23, 1999)
Douglas M. Pasquale                          1998    175,000     137,500     150,000            4,586
  President and Chief Operating Officer      1997T        --          --          --               --
  (appointed June 1, 1998)                   1997         --          --          --               --
Sheila M. Muldoon                            1998    185,000      37,500      25,000          194,249
  Senior Vice President,                     1997T   132,250      15,583          --            4,502
  General Counsel and Secretary              1997    156,981       7,000      20,000            2,624
  (resigned March 19, 1999)
Abdo H. Khoury                               1998    125,000      17,314       7,500            8,868
  Vice President, Asset Strategy             1997T    30,000       3,000      22,500           60,983
  and Treasury                               1997         --          --          --               --
Patricia J. Gifford                          1998    108,333      30,000      30,000            2,229
  Vice President, Chief Medical              1997T        --          --          --               --
  Officer (appointed June 12, 1998)          1997         --          --          --               --
Graham P. Espley-Jones                       1998    122,500          --      10,000          602,738
  Executive Vice President and               1997T   149,587      33,242          --            7,303
  Chief Financial Officer                    1997    193,882          --      10,000            7,226
  (resigned July 31, 1998)
Eric K. Davidson                             1998    134,135      25,783       5,000           45,439
  Senior Vice President                      1997T   112,500      33,783          --            6,149
  (resigned September 30, 1998)              1997    132,230       6,167      20,000            5,741

---------------
(1) Amounts shown include cash compensation earned by the executive officers. The amounts do not include the value of certain perquisites that in the aggregate did not exceed the lesser of either $50,000 or 10 percent of the total annual salary and bonus reported for the Named Executive Officer.

(2) Includes payments for consulting services provided (after resignation) during the year ended December 31, 1998, by Mr. Espley-Jones of $30,648. During the nine-month period ended December 31, 1997, we paid consulting fees to Mr. Khoury for services prior to his employment of $59,624.

(3) Includes premiums for term life, medical, dental and disability insurance purchased for the benefit of certain of the Named Executive Officers in the following amounts: Mr. Phanstiel -- $8,360, $685 and $0; Mr.
    Pasquale -- $4,586, $0 and $0; Ms. Muldoon -- $9,249, $4,502 and $2,624; Mr.
    Khoury -- $8,868, $1,359 and $0; Dr. Gifford -- $2,229, $0 and $0; Mr.
    Espley-Jones -- $7,859, $7,303 and $7,226; and Mr. Davidson -- $6,687,
    $6,149 and $5,741 for the year ended December 31, 1998, the nine-month period ended December 31, 1997, and the fiscal year ended March 31, 1997, respectively. These amounts represent insurance premiums we paid over what we pay for other similarly situated employees.

(4) Includes payments and accruals in accordance with Separation Agreements (see "-- Employment Agreements"): Mr. Phanstiel -- $1,000,000; Ms.
    Muldoon -- $185,000; Mr. Espley-Jones -- $564,231 and Mr.
    Davidson -- $38,752.

  Option Grants in Last Fiscal Year.

     The following table sets forth certain information regarding options granted during the year ended December 31, 1998 to the Named Executive Officers, except Graham P. Espley-Jones and Eric K. Davidson, who received no option grants during the year.

                                                                                     POTENTIAL REALIZABLE
                                                                                       VALUE AT ASSUMED
                         NUMBER OF      PERCENT OF                                   ANNUAL RATES OF STOCK
                         SECURITIES   TOTAL OPTIONS                                 PRICE APPRECIATION FOR
                         UNDERLYING     GRANTED TO     EXERCISE                         OPTION TERM(3)
                          OPTIONS      EMPLOYEES IN      PRICE       EXPIRATION     -----------------------
         NAME            GRANTED(1)   FISCAL YEAR(2)   PER SHARE        DATE            5%          10%
         ----            ----------   --------------   ---------   --------------   ----------   ----------
                                                                   January 1,
Howard G. Phanstiel....   100,000          11.9%        $16.00     2008             $1,006,231   $2,549,988
Douglas M. Pasquale....   150,000          17.9%         11.13     June 1, 2008      1,049,940    2,660,753
Sheila M. Muldoon......    25,000           3.0%         13.75     March 19, 2008      216,183      547,849
Patricia J. Gifford....    30,000           3.6%         11.75     June 15, 2008       221,685      561,794
Abdo H. Khoury.........     7,500           0.9%         13.75     March 19, 2008       64,855      164,355

---------------
(1) These options were granted for a term of 10 years, subject to termination in certain events related to termination of employment, and become exercisable in four annual installments beginning in 2001.

(2) In 1998, we granted options to employees to purchase an aggregate of 837,500 shares under the 1995 Stock Option Plan and this number was used in calculating the percentage set forth in this column. During 1998, options to purchase 773,452 shares under the 1995 Stock Option Plan were canceled due to termination of employment.

(3) Assumed rates of stock price appreciation are calculated based on requirements promulgated by the Securities and Exchange Commission and are for illustrative purposes only. Actual stock prices will vary from time to time based upon market factors and our financial performance. There can be no assurance that the assumed rates of appreciation will be achieved.

  Aggregated Option Exercises and Fiscal Year-End Option Values.

     None of the Named Executive Officers exercised options during the year ended December 31, 1998. The following table sets forth certain information regarding options held as of the end of such fiscal year by the Named Executive Officers, except for Graham P. Espley-Jones and Eric K. Davidson, who held no options at the end of such fiscal year.

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                    SHARES                 UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                   ACQUIRED              OPTIONS AT FISCAL YEAR-END       AT FISCAL YEAR-END(1)
                                      ON       VALUE     ---------------------------   ---------------------------
              NAME                 EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
              ----                 --------   --------   -----------   -------------   -----------   -------------
Howard G. Phanstiel..............     --         --            --         250,000          $--            $--
Douglas M. Pasquale..............     --         --            --         150,000           --             --
Sheila M. Muldoon................     --         --        10,000          45,000           --             --
Patricia J. Gifford..............     --         --            --          30,000           --             --
Abdo H. Khoury...................     --         --            --          30,000           --             --

---------------
(1) Options are "in-the-money" if the fair market value of the underlying securities on that date exceeds the exercise price of the option. Based on the last sale price of $6.13 per share of Common Stock on December 31, 1998 (as reported on the American Stock Exchange), none of the options held by the Named Executive Officers were "in the money" at year end.

  Employment Agreements.

     We have entered into employment agreements with each of the Named Executive Officers.

     On December 5, 1997, we entered into an employment agreement with Howard G. Phanstiel, which was amended and restated as of December 21, 1998. Mr. Phanstiel's employment agreement required him to devote his full productive time to the Company during the term of the agreement, unless otherwise permitted by the Board, and to refrain from competing with us in the business of assisted living or long-term healthcare for a period of one year following expiration of the term of the agreement.

     Mr. Phanstiel's employment agreement as amended provided for a base salary, performance-based increases in the base salary each year beginning in 1999, a guaranteed bonus of $93,750 payable July 1, 1998, 1999, 2000 and 2001, and additional bonuses based on the achievement of agreed-upon targets in the range of 30% to 90% of his base salary. Mr. Phanstiel was granted an option to purchase 150,000 shares of Common Stock upon the execution of his employment agreement and, as of January 2, 1998, received an additional option to purchase 100,000 shares of Common Stock. Mr. Phanstiel's employment agreement provided that we could terminate Mr. Phanstiel without cause by making him the following payments:

     - an amount equal to the greater of (1) two times the sum of his current annual base salary plus target bonus (defined as 60% of his then current base salary); or (2) the sum of his current annual base salary divided by 12 and multiplied by the number of remaining months from termination until December 5, 2001, plus target bonuses through that date; and

     - payment of premiums for COBRA benefits for the maximum period of eligibility.

     The agreement further provided that if Mr. Phanstiel voluntarily terminated his employment, he would receive a lump-sum payment equal to three months base salary. The covenant not to compete discussed above would not be applicable, however, in the event severance pay was waived by Mr. Phanstiel. On March 24, 1999, Mr. Phanstiel resigned as Chief Executive Officer and Chairman of the Board pursuant to a Separation and Mutual General Release Agreement entered into as of March 23, 1999, that varied from the terms of employment termination under his employment agreement, as amended. ARV agreed to pay to Mr. Phanstiel severance of $1,000,000 in equal installments over a twelve-month period. Payment of the severance may be accelerated in the event ARV receives cumulative net proceeds from asset sales or mortgage refinancings in excess of certain stated amounts, or if the Company's unrestricted cash balance exceeds a stated amount for 90 days. Because he did not waive severance pay, the covenant not to compete is effective. In the event of a "change of control" as defined in his amended and restated employment agreement, ARV will accelerate the full severance payment or any remaining portion within 10 days. ARV also pays COBRA premiums for the maximum period for which coverage is available in order to continue the same coverage under ARV's health insurance plan which existed as of March 23, 1999, unless Mr. Phanstiel and his family are otherwise covered by another health insurance plan. The agreement contains a mutual release of claims, and standard non-disparagement, non-solicitation and confidentiality provisions.

     On June 1, 1998, we entered into an employment agreement with Douglas M. Pasquale. Mr. Pasquale's employment agreement has an initial termination date of June 1, 2001; provided, however, that if we have not given Mr. Pasquale written notice of our intent to terminate the agreement at least two years prior to the termination date, the term will automatically be extended for successive periods of one year. Mr. Pasquale's employment agreement requires him to devote his full productive time to the Company during the term of the agreement, unless otherwise permitted by the Board, and to refrain from competing with us in the business of assisted living or long-term healthcare for a period of one year following expiration of the term of the agreement.

     Mr. Pasquale's employment agreement provides for a base salary, performance-based increases in the base salary each year beginning in 1999, a guaranteed bonus of 37.5% of his base salary, and additional bonuses based on the achievement of agreed-upon targets. Mr. Pasquale was granted an option to purchase 150,000 shares of Common Stock upon the execution of his employment agreement and an additional 100,000 shares as of January 2, 1999. Mr. Pasquale's employment agreement was renegotiated in light of his promotion to Chief Executive Officer and the option to acquire 100,000 shares has not been issued. Certain of

Mr. Pasquale's stock options are conditional. See "Proposal to Approve the 1999 Stock Option and Incentive Plan -- Options Granted Subject to Stockholder Approval of the 1999 Plan." Mr. Pasquale's employment agreement provides that we may terminate Mr. Pasquale without cause by making him a payment equal to:

     - his accrued base salary; plus

     - his accrued vacation pay; plus

     - three times the sum of his current annual base salary plus target bonus, plus any accrued minimum and additional bonus; plus

     - the payment of premiums for COBRA benefits for the maximum period of eligibility and the payment of certain other miscellaneous amounts.

     In addition, upon termination without cause, Mr. Pasquale's stock options would fully vest.

     The agreement further provides that if Mr. Pasquale voluntarily terminates his employment, he will receive a lump-sum payment equal to three months base salary. The covenant not to compete discussed above is not applicable, however, in the event severance pay is waived by Mr. Pasquale.

     On April 23, 1997, we entered into a written employment agreement, as amended, with Ms. Muldoon. The agreement required Ms. Muldoon to devote her full productive time to the Company during the term of the agreement, unless otherwise permitted by the Board, and to refrain from competing with us in the business of assisted living or long-term healthcare for a period of one year following expiration of the term of the agreement. The agreement included provisions for a base salary paid on a monthly basis, annual increases in Base Salary and bonuses no later than December 31 of each year, both as determined at the discretion of the Compensation Committee after receiving recommendations from our management. Ms. Muldoon also was granted certain stock options. We had the right to terminate Ms. Muldoon without cause by making her a cash payment equal to one year's base salary. On March 19, 1999, Ms. Muldoon resigned as our Senior Vice President and General Counsel pursuant to a Separation and Mutual General Release Agreement. She received payment for all accrued vacation and unpaid salary and continued to advise us under the terms of a consulting agreement. ARV agreed to pay severance to Ms. Muldoon in the sum of $185,000, payable $92,500 within 10 days of the date of the agreement entered into on March 17, 1999, and $92,500 on May 31, 1999, the date on which her consulting agreement expired. The agreement contains a mutual release of claims, and standard non-disparagement, non-solicitation and confidentiality provisions.

     In 1998, we entered into a written employment agreement with Mr. Khoury. The term of the agreement continues until either party terminates it in accordance with the agreement. His agreement was amended in 1999. As amended, the agreement requires Mr. Khoury to devote his full productive time to the Company during the term of the Agreement, except as otherwise permitted by the consent of the President and/or Chief Executive Officer and the Board of Directors. Under Mr. Khoury's agreement, his base salary may be increased effective each January 1st, commencing in 2000, based on his and the Company's performance results and his annual performance and salary review. Mr. Khoury may also receive an annual discretionary bonus determined by the Board based on the Company's earnings and other criteria as may be determined by the Compensation Committee. The target established by the Company for this bonus is 30% of his base salary. Mr. Khoury may also receive certain bonuses based upon the sale of certain assets of the Company's apartment division. If the Company terminates Mr. Khoury other than for cause, the Company is required to pay Mr. Khoury the following amounts:

     - his accrued base salary;

     - his accrued vacation pay;

     - his bonus, if any, for the calendar year ending before the date of termination (if not yet paid);

     - one year's current base salary; and

     - certain other miscellaneous amounts.

     If the Company requires Mr. Khoury to change the location of his employment to a location outside Orange County, California, Mr. Khoury has the right to treat such requirement as termination without cause. Pursuant to his employment agreement, in addition to the options described in the tables above, the Company granted Mr. Khoury options to purchase 100,000 shares of Common Stock at an exercise price of $3.00 per share in 1999.

     In 1998, we also entered into a written employment agreement with Dr. Gifford. The agreement has an initial two-year term, unless earlier terminated in accordance with the agreement. The agreement requires her to devote her full productive time to the Company during the term of the Agreement, except as otherwise permitted by the consent of the Board. Under Dr. Gifford's agreement, her base salary is required to be increased effective each January 1st. Dr. Gifford may also receive an annual discretionary bonus determined by the Company's management based on the Company's earnings and other criteria as may be determined by the Compensation Committee. The target established by the Company for this bonus is 25% of her base salary. If the Company terminates Dr. Gifford without cause, the Company is required to pay Dr. Gifford the following amounts:

     - her accrued base salary;

     - her accrued vacation pay;

     - an amount equal to the remaining amount of her base salary that would be paid if employment continued through the end of the initial two-year term of the agreement; and

     - certain other miscellaneous amounts.

     As mutually agreed between Mr. Espley-Jones and the Company, Mr. Espley-Jones resigned as Executive Vice President and Chief Financial Officer of the Company effective July 31, 1998. As required under his Employment Agreement, as amended, Mr. Espley-Jones was paid the sum of $564,200, for his accrued vacation, unpaid salary and the salary that would have been paid during the balance of the term under his agreement, through September 30, 2000. The Company also pays COBRA premiums for the maximum period for which coverage is available in order to continue the same coverage under the Company's health insurance plan which existed as of July 31, 1998, unless Mr. Espley-Jones and his family are otherwise covered by another health insurance plan.

  Change in Control Arrangements

     To better assure that the Named Executive Officers would continue to provide independent leadership consistent with our best interests in the event of an actual or threatened change of control of the Company, the employment agreement of each of the Named Executive Officers provides certain protections in the event of a change in control. For Mr. Khoury and Dr. Gifford, a "change in control" is defined to include the following events:

     - Change in Ownership of the Company: for Mr. Khoury, the date that any person or group acquires ownership of 50% or more of the voting power of the Company's outstanding voting securities; for Dr. Gifford, the date that any person or group acquires possession of more than 50% of the total fair market value or of the total voting power of the Company's capital stock;

     - Change in Effective Control of the Company: either (a) a person or group acquires ownership of capital stock of the Company possessing 50% or more of the total voting power of the Company's capital stock or (b) a majority of the members of the Board are replaced during any 12-month period by directors whose appointment or election was not endorsed by a majority of the members of the Board prior to the date of such appointment or election; and

     - Change in Ownership of a Substantial Portion of the Company's Assets: the date on which any person or group acquires assets from the Company that have a total fair market value equal to or greater than 33 1/3% of the total fair market value of all of the Company's assets immediately prior to such acquisition.

     Following a change in control, if Mr. Khoury terminates his employment with the Company for any reason within the period beginning six months after the change in control and ending nine months after the change of control, or if his employment is terminated by the Company (with or without cause) within nine months after the change in control, the Company is required to pay him the sum of the following amounts:

     - his accrued base salary;

     - his accrued vacation pay;

     - his bonus, if any, for the calendar year ending prior to the date of termination (if not yet paid);

     - a salary payment equal to one and one-half times his base salary if he terminated his employment, or two times his base salary if the Company terminated his employment; and

     - certain other miscellaneous payments.

In addition, as of the date of the change in control, his stock options become fully vested, regardless of whether he remains employed by the Company.

     Following a change in control, if Dr. Gifford's employment is terminated either voluntarily or involuntarily within three months of the change in control, the Company is required to pay her the following amounts:

     - her accrued base salary;

     - her accrued vacation pay;

     - an amount equal to two times her base salary; and

     - certain other miscellaneous payments.

In addition, as of the date of the change in control, her stock options become fully vested.

     Mr. Pasquale's employment agreement also provides for certain protections in the event of a change in control. Mr. Pasquale's employment agreement defines a "change in control" as any of the following:

     - the acquisition by any person or group of greater than 50% of the combined voting power of our outstanding voting securities;

     - the acquisition by any person other than Prometheus Assisted Living LLC, an affiliate of Lazard Freres Real Estate Investors, LLC, of greater than 20% of our outstanding voting securities;

     - the replacement of a majority of the members of the Board during any 12 month period by directors whose appointment or election was not endorsed by a majority of the members of the Board prior to the date of such appointment or election; or

     - the date on which any person acquired assets from us that have total fair market value equal to or more than 33 1/3% of the total fair market value of all of our assets.

     Following a change in control, if Mr. Pasquale terminates his employment for any reason within the period beginning six months after the change in control and ending 12 months after the change of control, or if his employment is terminated by the Company (with or without cause) at any time during the 12-month period following the change in control, then the Company is required to pay him three times the sum of his base salary and target bonus, in addition to certain other miscellaneous payments. In addition, as of the date of the change in control, his stock options become fully vested, regardless of whether he remains employed by the Company.

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND PERFORMANCE GRAPH SHALL NOT BE DEEMED FILED FOR PURPOSES OF THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL EITHER OF THEM BE DEEMED TO BE SOLICITING MATERIAL OR INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILINGS OF THE COMPANY PURSUANT TO EITHER OF SUCH ACTS, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES SUCH REPORT OR GRAPH BY REFERENCE THEREIN.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions regarding compensation of our executive officers, including those related to stock and stock options, are considered by the Compensation Committee, based upon the recommendations and analysis performed by our senior management. The Compensation Committee (the "Committee") is currently composed of Maurice J. DeWald and Robert P. Freeman. Until January 12, 1999, when he resigned from our Board of Directors, the Committee was chaired by John J. Rydzewski. Subsequent to January 12, 1999, Maurice J. DeWald has chaired the Committee.

     In the recent past, ARV has undergone a period of transition. A new professional management team was retained over the past year to develop and implement strategies for growth and profitability, implement needed management systems and processes, and build value for shareholders. Uncertainty resulting from a number of issues negatively influenced the effectiveness of ARV's compensation arrangements and increased the difficulty of attracting and retaining qualified key employees.

     Existing compensation practices had evolved on an "ad hoc" basis. The terms and provisions of senior management hiring packages had been individually negotiated and varied from one individual to another. Increases in base salary, bonus and stock option programs were based on recommendations of management without any strict criteria regarding company performance or industry standards.

  Compensation Study

     In the fall of 1998, the Committee retained a nationally known compensation consulting firm to review our compensation programs. Objectives of the study included:

     - an assessment of ARV's current compensation practice;

     - recommendations for a philosophical underpinning and framework for the design and administration of an appropriate compensation program going forward; and

     - a review of existing employment agreements to assess market competitiveness.

     Key recommendations arising from the study included:

     - adoption of a compensation framework for ARV's senior management team that will help to manage the level, mix and focus of compensation appropriately going forward;

     - establishment of base salary grades for corporate office employees to provide a more consistent basis for the administration of individual salary levels;

     - formalization of annual bonus opportunities in the form of a basic management incentive plan that provides specified incentive opportunities contingent on the level of achievement against pre-established goals and performance objectives supporting ARV's business objectives; and

     - adoption of consistent guidelines for the award of stock options to key employees.

     The review of the employment agreements in force found that base salary practices were within the competitive range of industry practice. Formal salary ranges have been adopted to provide continuing consistent, competitive administration. Pursuant to the consultant's recommendation, a formal bonus program has been implemented which follows general industry competitive practice. Stock option guidelines have been developed to administer competitive grants on a go-forward basis.

  Employment Agreements for Named Executive Officers

     The basic compensation for Howard G. Phanstiel, Chief Executive Officer and Chairman of the Board, was as specified in his employment agreement, which was approved by the Committee on December 5, 1997, and amended as of December 21, 1998, again as approved by the Committee. Under Mr. Phanstiel's amended employment agreement, there was no set term of employment. However, upon termination of the agreement without cause, Mr. Phanstiel was to receive the greater of (i) an amount equal to two years base pay and target bonus, or (ii) an amount equal to the sum of Mr. Phanstiel's then monthly base pay times the number of months remaining until December 5, 2001, plus a target bonus through such termination date. For purposes of termination, "target bonus" was defined as 60% of Mr. Phanstiel's base pay. Pursuant to the terms of a separation agreement, Mr. Phanstiel resigned as Chief Executive Officer and Chairman of the Board in March 1999.

     The basic compensation level for Douglas M. Pasquale as President and Chief Operating Officer is specified in his employment agreement, which was approved by the Committee on June 1, 1998. Mr. Pasquale's employment agreement has an initial termination date of June 1, 2001; provided, however, that if the Company does not notify Mr. Pasquale in writing of its intent to terminate the agreement at least two years before the termination date, the term will automatically be extended for successive periods of one year. Mr. Pasquale's employment agreement was renegotiated in light of his promotion to Chief Executive Officer following the resignation of Howard G. Phanstiel.

     The basic compensation for Graham Espley-Jones for the fiscal year 1998 was set prior to the Company's initial public offering and prior to the creation of the Committee. As a privately-held company, the Company's compensation procedures were determined by the Board of Directors and were informal. Commencing on October 1, 1995, Mr. Espley-Jones, then our Chief Financial Officer, entered into a three-year employment agreement ending September 30, 1998, subject to automatic renewal unless otherwise notified. During the fiscal year ended March 31, 1997 and in July of 1997, Mr. Espley-Jones' agreement was amended to state that he receive at least two years notice prior to the termination date. Under a separation agreement with the Company, Mr. Espley-Jones resigned as Chief Financial Officer effective July 31, 1998. Following his resignation, the Company and Mr. Espley-Jones entered into a consulting agreement under which Mr. Espley-Jones was paid an hourly rate (with an incentive compensation component for successful completion of stated objectives within the stated time frame) for services rendered. The consulting agreement was terminated in February 1999.

     The basic compensation level for Patricia J. Gifford, M.D. is specified in her employment agreement, which was approved by the Committee on June 15, 1998. Dr. Gifford's employment agreement has an initial termination date of June 15, 2000. Under this agreement, she may be terminated without cause upon payment to her of an amount equal to the remaining amount of her base salary that would have been paid if employment continued through the end of the initial two-year term, along with certain other payments.

     The compensation levels for the remaining Named Executive Officers, Sheila
M. Muldoon, Eric K. Davidson and Abdo Khoury, each of whom were given written employment agreements, were examined yearly when the Compensation Committee reviewed the compensation of all officers and highly compensated employees of the Company. Ms. Muldoon's agreement, as amended, commenced April 23, 1997. Under this agreement, she could be terminated without cause upon payment to her of an amount equal to 12 months base salary. Pursuant to the terms of a separation agreement and consulting agreement, Ms. Muldoon resigned as Senior Vice President, Secretary and General Counsel in March 1999 and acted as Special Counsel to the President until May 31, 1999. Mr. Davidson's agreement, as amended, also commenced April 23, 1997. Under this agreement, he was entitled to receive an amount equal to three months base salary when he resigned voluntarily on September 30, 1998. Mr. Khoury's agreement commenced December 5, 1997, and was re-evaluated since his promotion to Senior Vice President, Chief Financial Officer and Secretary in March 1999.

  Fiscal 1998 Executive Compensation Components

     Executive compensation consists of three components: base salary, bonus and long-term incentive awards.

     Base Salary. Base salaries for the Named Executive Officers were established in their respective employment contracts, resulting in payment, during Fiscal 1998 of $354,167, $175,000, $122,500, $108,333, $185,000, $125,000
and $134,135 to Mr. Phanstiel, Mr. Pasquale, Mr. Espley-Jones, Dr. Gifford, Ms. Muldoon, Mr. Khoury and Mr. Davidson, respectively. The salaries of all Named Executive Officers are subject to performance-based increases in each year.

     Bonus. Mr. Phanstiel was entitled to a guaranteed bonus of $93,750 and additional bonuses based on achievement of agreed-upon targets in the range of $31,250 to $156,250. Mr. Pasquale is entitled to a guaranteed bonus of $112,500 and additional bonuses based on achievement of agreed-upon targets up to a maximum of $112,500.

     For the fiscal year 1998, Dr. Gifford was paid a guaranteed bonus of $30,000 as stated in her employment agreement.

     Regarding the remaining Named Executive Officers, for the fiscal year 1998, bonuses were awarded at the discretion of management, subject to the approval of the Committee. In the fiscal year 1998, no bonus was paid to Mr. Espley-Jones. Bonuses of $37,500, $17,314 and $25,783 were paid to Ms. Muldoon, Mr. Khoury, and Mr. Davidson, respectively, in recognition of performance in 1998.

     Long Term Incentive Awards. Stock options are granted to provide a long-term incentive opportunity that is directly linked to shareholder value. Under his employment agreement, Howard G. Phanstiel was granted an option to purchase 100,000 shares of ARV common stock during the fiscal year 1998, at an exercise price equal to the market value on the date of grant ($16.00). The option would have become exercisable in 25% annual increments on October 17, 1999, 2000, 2001 and 2002, respectively. Mr. Phanstiel's options to purchase ARV stock terminated on his resignation.

     As part of his employment agreement, Douglas M. Pasquale was granted an option to purchase 150,000 shares of common stock during fiscal 1998. The exercise price is equal to the market value of the Common Stock on the date of grant ($11.13) and the option becomes exercisable in 25% annual increments on June 1, 2000, 2001, 2002 and 2003, respectively.

     Under her employment agreement, Dr. Gifford was granted an option to purchase 30,000 shares of common stock during the fiscal year 1998. The exercise price is equal to the market value of our common stock on the date of the grant ($11.75) and the option becomes exercisable in 25% annual increments on June 15, 2000, 2001, 2002, and 2003, respectively.

     Ms. Muldoon and Mr. Khoury were granted options to purchase 25,000 and 7,500 shares, respectively, during the fiscal year 1998. The exercise price is equal to the market value of our common stock on the date of the grant ($13.75) and the options become exercisable in 25% annual increments on March 19, 2000, 2001, 2002, and 2003, respectively. Ms. Muldoon's options to purchase ARV stock terminated on her resignation.

     In the fiscal year 1998, we granted stock options to 94 employees, 8 of whom were hired in that period.

  Policy with Respect to Section 162(m)

     Section 162(m) of the Code includes potential limitations on the deductibility for federal income tax purposes of compensation in excess of $1 million paid or accrued with respect to any of the executive officers whose compensation is required to be reported in the Company's proxy statement. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. For the fiscal year 1998, the Committee does not contemplate that there will be any such nondeductible compensation.

     Additional information concerning the salary, bonus and stock awards for the Company's Named Executive Officers can be found in the tables appearing under "Executive Compensation."

                                          THE COMPENSATION COMMITTEE

                                          MAURICE J. DEWALD, Chair
                                          ROBERT P. FREEMAN

PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in the cumulative total stockholder return on the Common Stock against the cumulative total return of a peer group of nine assisted living companies selected by the Company (the "Peer Group") and the AMEX Market Value Index, each for the period from October 19, 1995 to December 31, 1998. The performance graph assumes the investment of $100 on October 19, 1995 in the Common Stock and in each index (except the AMEX Market Value Index, which assumes investment on September 30,
1995), and that all dividends were reinvested.

     The Peer Group consists of Alternative Living Services, Inc.; Assisted Living Concepts, Inc.; Carematrix Corporation; Greenbriar Corporation; Emeritus Corporation; Just Like Home, Inc.; Karrington Health, Inc.; Regent Assisted Living, Inc.; and Sunrise Assisted Living, Inc. All of the companies in the Peer Group are weighted by their respective market capitalization. Atria Communities, Inc. was deleted from the Peer Group in 1998 because it became a private company.

                COMPARISON OF 39 MONTH CUMULATIVE TOTAL RETURN*
  AMONG ARV ASSISTED LIVING INC., THE AMEX MARKET VALUE INDEX AND A PEER GROUP

                                  10/19/95   3/96   3/97   12/97   12/98
                                  --------   ----   ----   -----   -----
ARV Assisted Living, Inc.           100       121    70     114      44
Peer Group Weighted Average         100       115    84     125     129
AMEX Market Value                   100       105   107     130     132

---------------
* $100 INVESTED ON 10/19/95 IN STOCK OR 9/30/95 IN INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of May 28, 1999 (based on a total of 15,873,498 outstanding shares of Common Stock) by each of our directors, each of the Named Executive Officers and all executive officers and directors as a group. Except as otherwise indicated, we believe the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

     Amounts and percentages listed below include warrants and options that are exercisable within 60 days of May 28, 1999.

                                                          AMOUNT AND NATURE
                                                           OF BENEFICIALLY     PERCENTAGE
        NAME AND ADDRESS OF BENEFICIAL OWNER(1)               OWNERSHIP         OF CLASS
        ---------------------------------------           -----------------    ----------
Prometheus Assisted Living LLC(2).......................      7,595,069           47.9%
Robert P. Freeman(3)....................................          2,500              *
Murry N. Gunty(3).......................................          2,500              *
Kenneth M. Jacobs(2)(3).................................          2,500              *
Douglas M. Pasquale(4)..................................          2,000              *
Abdo H. Khoury(4).......................................            500              *
John A. Booty(5)........................................        519,356            3.3%
David P. Collins(6).....................................        513,426            3.2%
Maurice J. DeWald(7)....................................         11,000              *
Patricia J. Gifford.....................................             --             --
Howard G. Phanstiel.....................................         32,300              *
Sheila M. Muldoon.......................................          2,000              *
Graham P. Espley-Jones..................................        127,552              *
Eric K. Davidson........................................          4,443              *
All directors and executive officers as a group (13
  persons)(2)(3)(4)(5)(6)(7)............................      8,815,146           55.5%

---------------
 *  Less than 1%.

(1) The address of the Company's directors and executive officers is c/o ARV Assisted Living, Inc., 245 Fischer Avenue, Costa Mesa, California 92626.

(2) Mr. Jacobs is a Managing Director of Lazard Freres & Co. LLC, the managing member of LFREI. Mr. Jacobs has shared voting and investment power over the securities held by Prometheus and may be deemed to beneficially own Prometheus' shares. Mr. Jacobs disclaims beneficial ownership of Prometheus' shares except to the extent of his pecuniary interest therein.

(3) Includes options to purchase 2,500 shares which are exercisable within 60 days of May 28, 1999.

(4) Excludes 321,560 shares owned of record by the Company's employee stock ownership plan (the "ESOP"), of which Messrs. Pasquale and Khoury are trustees.

(5) Of the 519,356 shares beneficially owned by Mr. Booty, 359,028 shares are held by the Booty Family Trust (as to which Mr. Booty has shared voting and investment power), 1,328 shares are held in Mr. Booty's name alone, 79,500 shares are owned by the Karen A. Booty Charitable Remainder Trust of which Mr. Booty has sole voting and investment power, and the remaining 79,500 shares are owned by the John A. Booty Charitable Remainder Uni Trust (of which Mr. Booty has sole voting and investment power).

(6) Of the 513,426 shares beneficially owned by Mr. Collins, 98,678 are held of record by the D & V Collins Family Limited Partnership (as to which Mr. Collins has shared voting and investment power), 405,755 shares are held by the Collins Family Community Property Trust (as to which Mr. Collins has shared voting and investment power), and 8,993 shares held of record by the ESOP on December 31, 1998.

(7) Includes options to purchase 7,500 shares which are exercisable within 60 days of May 28, 1999.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of March 25, 1999, the following persons are known to the Company to be the beneficial owners of more than five percent of the Company's Common Stock. The numbers shown on the table should be interpreted in light of the related footnote.

                                                             AMOUNT AND
                          NAME AND ADDRESS OF                NATURE OF           PERCENT
TITLE OF CLASS              BENEFICIAL OWNER            BENEFICIAL OWNERSHIP   OF CLASS(4)
--------------    ------------------------------------  --------------------   -----------
    Common         Prometheus Assisted Living LLC(1)         7,595,069            47.85%
                  Thirty Rockefeller Plaza, 63rd Floor
                           New York, NY 10020
    Common         Dimensional Fund Advisors Inc.(2)           914,700             5.76%
                     1299 Ocean Avenue, 11th Floor
                         Santa Monica, CA 90401
    Common        Wellington Management Company LLP(3)         957,100             6.03%
                            75 State Street
                            Boston, MA 02109

---------------
(1) According to the Schedule 13D/A filed on August 19, 1998 by Prometheus Assisted Living LLC. LF Strategic Realty Investors II L.P., LFSRI II CADIM Alternative Partnership L.P. also have voting and dispositive power over the shares held by Prometheus Assisted Living LLC.

(2) According to the Schedule 13G filed on February 11, 1999 by Dimensional Fund Advisors, Inc.

(3) According to the Schedule 13F filed on March 31, 1999 by Wellington Management Company LLP.

(4) Based on 15,873,498 shares of Common Stock issued and outstanding as of May 28, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Our Compensation Committee consisted of John J. Rydzewski, Robert P. Freeman and Maurice J. DeWald, who were members of our Board during the year ending December 31, 1998. Mr. Rydzewski resigned as a member of our Board and the Compensation Committee as of January 13, 1999. Mr. Freeman has had certain relationships with Prometheus Assisted Living LLC, the Company's largest stockholder, which are described below. See "Certain Relationships and Related Transactions." No member of the Compensation Committee is or was either an officer or employee of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We utilize the services of J&D Design, as well as others, for interior design work at our communities. The principal of J&D Design is Joan Davidson, wife of former Senior Vice President Eric Davidson and daughter-in-law of the former Chairman, President and Chief Executive Officer, Gary Davidson. Services provided by J&D Design include design work and the purchase of furniture, fixtures and equipment ("FF&E") for developed assisted living communities and rehabilitation of existing or newly acquired assisted living communities. We paid J&D Design approximately $560,000, $755,000 and $431,000 for the year ended December 31, 1998, the nine-month period ended December 31, 1997 and the fiscal year ended March 31, 1997, respectively, a portion of which was for design services and a portion of which was for reimbursement of costs for FF&E.

     Mr. R. Bruce Andrews, a former member of our Board of Directors, is President of Nationwide Health Properties, Inc. ("NHP"), a Health Care REIT. NHP is the owner of 16 assisted living communities that are leased to the Company. Of that number, leases for 13 assisted living communities were entered into prior to November 29, 1995, the date Mr. Andrews became a Board member, and leases for three assisted living communities were entered into during Mr. Andrews' tenure as Board member. Lease payments have aggregated approximately $11.3 million, $8.2 million and $10.3 million for the year ended December 31, 1998, the nine-month period ended December 31, 1997 and the fiscal year ended March 31, 1997, respectively.

     Robert P. Freeman, a Director of the Company, is a private investor. From 1992 through April 1999, Mr. Freeman was a Principal and Chief Investment Officer of LFREI, the general partner of the managing members of Prometheus Assisted Living, LLC, as well as a Managing Director of Lazard Freres & Co., LLC, the managing member of LFREI. Murry N. Gunty, a Director of the Company, is a private investor. From 1995 through April 1999, Mr. Gunty was a Principal of LFREI, the general partner of the managing members of Prometheus Assisted Living, LLC. Messrs. Freeman and Gunty both serve as Directors of Kapson Senior Quarters Corp. and The Fortress Group. Kenneth M. Jacobs, also a Director of the Company, is a Managing Director of Lazard Freres & Co., LLC, the general manager of the managing members of LFREI. On October 29, 1997, Prometheus committed to purchase $60,000,000 aggregate principal amount of the Company's 6.75% Convertible Subordinated Notes due 2007. Pursuant to a related agreement, Prometheus previously purchased 1,921,012 shares of Common Stock for an aggregate purchase price of $26,894,168. In connection with these transactions, the Company entered into a registration rights agreement with Prometheus and an amended Stockholders Agreement with Prometheus and LFREI. Pursuant to the registration rights agreement between the Company and Prometheus, the Company granted Prometheus limited demand registration rights to facilitate the resale of certain securities owned by it and certain piggyback rights to sell a portion of its securities in connection with certain offerings of securities of the Company.

     Pursuant to the amended Stockholders Agreement, the Board was expanded to nine members, and Messrs. Freeman, Gunty and Kenneth Jacobs, each nominees of Prometheus, were appointed to the Board of Directors. Until the occurrence of a termination event, at each annual or special meeting of our stockholders, Prometheus had the right pursuant to the Stockholders Agreement to designate three nominees to the Board if the Board was a single class or one designee per class if the Board was divided into three classes. A termination event occurred if either:

     - Prometheus no longer owned at least 5% of the Common Stock on a fully diluted basis; or

     - Prometheus no longer owned Common Stock having a total market value of at least $25 million.

     The Stockholders Agreement, as amended, further provided that during a standstill period of three years (which period was subject to early termination in certain circumstances), Prometheus would be subject to certain limitations and restrictions relating to, among other matters, acquisitions of additional shares of Common Stock (generally limiting Prometheus to beneficially owning no more than 49.9% of the shares of Common Stock on a fully diluted basis), transfers of Common Stock held by Prometheus, and seeking representation on the Board other than as contemplated by the Stockholders Agreement. In addition, during the standstill period, Prometheus was required to vote all shares of Common Stock owned by it representing an aggregate ownership in excess of 35.8% of the outstanding shares of Common Stock in one of the following two manners: in accordance with the recommendation of the Board or proportionally in accordance with the votes of the other holders of Common Stock. Prometheus was also required to vote its shares of Common Stock in favor of the election of all directors nominated by our nominating committee, if any, or the Board, provided such nominations were in accordance with certain provisions of the amended Stockholders Agreement. Prometheus currently owns 7,595,069 shares, or approximately 47.9%, of our Common Stock.

     On October 21, 1998, we announced that a termination event occurred under the Stockholder Agreement on October 12, 1998, when the market value of our Common Stock dropped to a point where LFREI no longer beneficially owned Common Stock having a market value of at least $25 million. As a result of the termination event, LFREI's standstill obligations would have terminated on January 11, 1999. However, on December 7, 1998, the Superior Court of the State of California, County of Orange issued an order in favor of LFREI's cross complaint concluding that their standstill obligations terminated as of April 1998.

     On August 20, 1998, we paid Lazard Freres Real Estate Investors LLC a finders fee totaling $418,750 related to our acquisition of interests in 11 assisted living communities from Hillsdale Group, L.P.

     To address certain structural issues in connection with tax credit partnerships, Pacific Demographics Corporation ("Pacific Demographics") (formerly ARVTC, Inc.), was formed in August 1994 by Messrs. Booty, Collins and Espley-Jones, as well as three former officers, to provide certain development services for these partnerships in exchange for cash and deferred development fees generated by the tax credit partnerships. In order to lessen potential conflicts of interest, in July 1995, the Company's then principal shareholders, who included but were not limited to Messrs. Booty, Collins and Espley-Jones sold Pacific Demographics, Inc. to the Company for $100,000 in cash. In addition, they formed a general partnership, Hunter Development ("Hunter"), and became co-developers with Pacific Demographics and retained the right to receive 20% of all developer fees up to a maximum of $850,000. Subsequently, each of the general partners of Hunter assigned his interest in Hunter to Redhill Development, LLC. Of the maximum amount of $850,000 which could be distributed, $300,428 has been distributed to date of which Messrs. Booty, Collins and Espley-Jones have received $111,627, $65,714 and $37,153, respectively.

INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the accounting firm of KPMG Peat Marwick, LLP, as the independent public accountants of the Company during the 1999 fiscal year. Representatives of KPMG Peat Marwick are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and to answer stockholders' questions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file reports on Forms 3, 4 and 5 of stock ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required to furnish the Company with copies of all forms that they file. Based on the Company's review of copies of Forms 3, 4 and 5, and amendments thereto, received by the Company for the year ended December 31, 1998, or written representations from certain Reporting Persons that no Forms 5 were required to be filed by those persons, the Company believes that during Fiscal 1998 all filing requirements were complied with by the Reporting Persons, except that the Form 4 required for Graham P. Espley-Jones and the Form 3 required by Douglas M. Pasquale were filed late due to administrative oversight.

          PROPOSAL TO APPROVE THE 1999 STOCK OPTION AND INCENTIVE PLAN

                                (PROPOSAL NO. 2)

     On May 21, 1999, the Board adopted The 1999 Stock Option and Incentive Plan of ARV Assisted Living, Inc. (the "1999 Plan"), subject to the receipt of stockholder approval of the 1999 Plan at the Annual Meeting.

     The Company currently maintains The 1995 Stock Option and Incentive Plan of ARV Assisted Living, Inc., which is referred to as the "1995 Plan". The Board believes that certain technical and clarifying changes are necessary to the 1995 Plan. Rather than amend the 1995 Plan, the Board decided to terminate the 1995 Plan with respect to any additional awards and adopt the 1999 Plan.

     As of May 28, 1999, approximately 930,800 shares of Common Stock remained subject to awards then outstanding under the 1995 Plan and approximately an additional 1,421,475 shares remained available for grant purposes under the 1995 Plan. If the 1999 Plan is approved by stockholders, the 1995 Plan will be terminated with respect to any additional awards. The terms of and authority of the Administrator (as defined below) under the 1995 Plan with respect to outstanding awards will, however, continue. The aggregate share limit of the 1999 Plan, described in more detail below under "Summary Description of the 1999 Plan -- Limits on Awards; Authorized Shares," is based generally on the remaining share authority of the 1995 Plan.

     The principal terms of the 1999 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 1999 Plan, a copy of which is included as Exhibit A to this Proxy Statement. Capitalized terms used in the summary are used as defined in the 1999 Plan.

SUMMARY DESCRIPTION OF THE 1999 PLAN

     The purpose of the 1999 Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding selected eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the Company.

     AWARDS. The 1999 Plan authorizes stock options, restricted stock, stock bonuses, stock appreciation rights ("SARs"), and performance shares, as well as certain other stock-based and cash awards described in the 1999 Plan, responsive to changing developments in management compensation. The 1999 Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Generally, an option or SAR will expire, or other award will vest, not more than 10 years after the date of grant.

     ADMINISTRATION; NO REPRICING. The 1999 Plan will be administered by the Board or by one or more committees appointed by the Board (the appropriate acting body is referred to as the "Administrator"). The Administrator is currently the Company's Compensation Committee.

     The Administrator determines the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award. Subject to the other provisions of the 1999 Plan, the Administrator has the authority:

     - to permit the recipient of any award to pay the purchase price of shares of Common Stock or the award in cash or by check, the delivery of previously owned shares of Common Stock, a cashless exercise, or a note satisfying the requirements of the 1999 Plan;

     - to accelerate the receipt or vesting of benefits pursuant to an award;
       and

     - to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award.

Any option or SAR granted under the 1999 Plan may not, however, be repriced to less than the fair market value of the Common Stock on the grant date of the award without prior stockholder approval.

     ELIGIBILITY. Persons eligible to receive awards under the 1999 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, approximately 50 officers and employees of the Company and its subsidiaries (including all of the Company's Named Executive Officers) and each of the non-employee directors of the Company are considered eligible under the 1999 Plan, subject to the power of the Administrator to determine eligible persons to whom awards will be granted. Members of the Company's Board of Directors who are not officers or employees of the Company ("Non-Employee Directors") are also eligible for certain automatic stock option grants described below under "Automatic Award Grants to Non-Employee Directors."

     TRANSFER RESTRICTIONS. Awards under the 1999 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and generally are exercisable, during the recipient's lifetime, only by him or her; any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient's beneficiary or representative. The Administrator may permit certain award transfers that are for estate or tax planning purposes.

     LIMITS ON AWARDS; AUTHORIZED SHARES. The 1999 Plan contains the following limits:

     - The maximum number of shares of Common Stock that may be delivered under the Plan is equal to:

        (a) 2,400,000 shares, plus

        (b) 15% of any increase in the total outstanding shares of Common Stock after June 30, 1999 (other than an increase as a result of the issuance of shares under the 1995 Plan or the 1999 Plan), minus

        (c) the number of shares of Common Stock subject to outstanding awards under the 1995 Plan (approximately 930,800 as of May 28, 1999) that are actually delivered under that Plan.

     As of May 28, 1999, the total number of issued and outstanding shares of Common Stock was 15,873,498.

     - The maximum number of shares that may be delivered under the 1999 Plan pursuant to options qualified as "incentive stock options" under Section 422 of the Internal Revenue Code ("ISOs") is 1,500,000.

     - The maximum number of shares subject to options and SARs, or all awards, that are granted under the 1999 Plan during any calendar year to any one individual is 400,000.

     - In no event will grants of awards under the 1999 Plan during any calendar year to any one individual which are payable only in cash, and not related to shares, provide for payment of more than $1,000,000.

     - In no event will more than 400,000 shares be available under the 1999 Plan for stock bonuses or as time-based restricted stock for nominal or no consideration other than the amount of the par value thereof. This limit will not apply, however, to restricted shares of Common Stock issued principally for past services, in respect of compensation earned but deferred, or as performance-based awards.

     As is customary in incentive plans of this nature, the number and kind of shares available under the 1999 Plan and the then outstanding stock-based awards, as well as exercise or purchase prices, performance targets under certain performance-based awards, and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the stockholders.

     The 1999 Plan will not limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the shares of Common Stock, under any other plan or authority.

     STOCK OPTIONS; NO DISCOUNTED OPTIONS. An option is the right to purchase shares of Common Stock at a future date at a specified price (the "Option Price"). The Option Price per share will be determined by the Administrator at the time of grant, but in no case will the Option Price per share be less than the fair market value of a share of Common Stock on the date of grant.

     An option may either be an ISO or a nonqualified stock option. ISO benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax Treatment of Awards under the 1999 Plan" below. ISOs are also subject to more restrictive terms and are limited in amount by the Code and the 1999 Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

     STOCK APPRECIATION RIGHTS. An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a Common Share on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR, but will not be less than the fair market value of a share on the date of grant. SARs may be granted in connection with other awards or independently.

     RESTRICTED STOCK AWARDS. A restricted stock award is an award typically for a fixed number of shares of Common Stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares. Generally, restricted stock awards that are performance-based will not vest earlier than one year after the applicable award date, or, if the awards vest based on the passage of time or the performance of services and are not performance-based, no more rapidly than in three annual installments commencing one year after the applicable award date.

     STOCK BONUSES. The Administrator may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded shall be determined by the Administrator and may be granted independently or in lieu of a cash bonus.

     PERFORMANCE-BASED AWARDS UNDER SECTION 162(M); BUSINESS CRITERIA. The Administrator may grant to eligible employees Performance-Based Awards designed to satisfy the requirements for deductibility under Section 162(m) of the Code (in addition to other awards expressly authorized under the 1999 Plan which may also qualify as performance-based). These awards will be based on the performance of the Company and/or one or more of its subsidiaries, divisions, segments, or units ("Performance-Based Awards").

     The Administrator will establish the business criteria on which performance goals will be awarded. The business criteria are identified in Section 5.2 of the 1999 Plan. Performance-Based Awards are earned and payable only if performance reaches specific, preestablished performance goals approved by the Administrator in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m).

     Performance-Based Awards may be stock-based (payable in stock only or in cash or stock) or may be cash-only awards (in either case, subject to the limits described above under "Limits on Awards; Authorized Shares"). Before any Performance-Based Award is paid, the Administrator must certify that the performance goals have been satisfied. The Administrator will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and may reserve "negative" discretion to reduce payments below maximum Award limits.

     DEFERRALS. The 1999 Plan authorizes the Administrator to permit deferred payment of awards. The Administrator may determine the form and timing of payment, vesting, and other terms applicable to deferrals.

     AUTOMATIC AWARD GRANTS TO NON-EMPLOYEE DIRECTORS. The 1999 Plan generally continues the Non-Employee Director automatic stock option grant feature currently in place under the 1995 Plan. Generally, when a Non-Employee Director first takes office, he or she receives an automatic grant of a 10-year nonqualified stock option to purchase 10,000 shares of Common Stock as of that date and, every fourth year thereafter provided that he or she continues as a director, an additional 10-year nonqualified stock option to purchase 10,000 shares of Common Stock as of the date of the annual stockholders meeting in that year. Each automatic Non-Employee Director option is granted at a per share exercise price equal to 100% of the fair market value of a share on the grant date.

     If the 1999 Plan is approved by shareholders (a) the automatic Non-Employee Director option grant feature of the 1995 Plan will terminate, and (b) automatic option grants in connection with the Annual Meeting will be made under the 1999 Plan and not under the 1995 Plan. Thereafter, all automatic Non-Employee Director option grants will be under the 1999 Plan.

     ACCELERATION OF AWARDS; POSSIBLE EARLY TERMINATION OF AWARDS. Unless prior to a Change in Control Event the Administrator determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option and stock appreciation right will become immediately exercisable, restricted stock will vest, and cash and performance-based awards will become payable. A Change in Control Event under the 1999 Plan generally includes (subject to certain exceptions) a 50% or more change in ownership, certain changes in a majority of the Board, certain mergers or consolidations, or a liquidation of the Company or sale of substantially all of the Company's assets.

     TERMINATION OF OR CHANGES TO THE 1999 PLAN. The Board may amend or terminate the 1999 Plan at any time and in any manner. Stockholder approval for any amendment will generally not be required unless (a) the amendment increases the number of shares available under the 1999 Plan (except that adjustments to reflect a stock splits or similar changes in capitalization do not require stockholder approval), (b) the amendment materially increases benefits available under the 1999 Plan, or (c) shareholder approval for the amendment is required by law. Unless previously terminated by the Board, the 1999 Plan will terminate on

July 1, 2009. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.

     SECURITIES UNDERLYING AWARDS. The market value of a share of Common Stock as of May 24, 1999 was $3.88 per share. Upon receipt of stockholder approval of the 1999 Plan, the Company plans to register under the Securities Act of 1933, the shares of Common Stock available under the 1999 Plan.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE 1999 PLAN

     The federal income tax consequences of the 1999 Plan under current federal law, which is subject to change, are summarized in the following discussion that deals with general tax principles applicable to the 1999 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

     With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to ISOs, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the 1999 Plan generally follow certain basic patterns:
SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, and performance share awards are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

     If an award is accelerated under the 1999 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

OPTIONS GRANTED SUBJECT TO STOCKHOLDER APPROVAL OF THE 1999 PLAN

     In 1999 the Compensation Committee granted stock options to Mr. Pasquale to purchase an additional 250,000 shares of Common Stock at a per share Option Price of $3.00, the fair market value of the Common Stock on the date of grant. Of those options, options to purchase 150,000 shares were granted under the then existing share authority of the 1995 Plan (the "1995 Plan Options"). The options to purchase the remaining 100,000 shares (the "Conditional Options") exceeded the 1995 Plan's individual annual grant limit and, therefore, were granted under the 1999 Plan subject to stockholder approval of the 1999 Plan.

     The Conditional Options are described in the following table. If the 1999 Plan is not approved by stockholders, the Conditional Options will not be effective. The 1995 Plan Options are not subject to stockholder approval of the 1999 Plan and are not reflected in the following table.

     CONDITIONAL OPTIONS GRANTED

                                       NUMBER OF SECURITIES    EXERCISE PRICE
          NAME OF OPTIONEE              UNDERLYING OPTIONS     PER SHARE ($)
          ----------------             --------------------    --------------
Douglas M. Pasquale..................        100,000               $3.00

---------------
(1) The options vest in three substantially equal annual installments, with the first installment becoming vested on April 14, 2000. The options are nonqualified stock options and were granted at 100% of the fair market value of the Common Stock on the date of grant. The options are subject to the same early termination and other terms of the 1995 Plan described under the "Option Grants in Last Fiscal Year" table, note 1, under the heading "Executive Compensation."

     Mr. Pasquale is the Chief Executive Officer of the Company. No other options have been granted subject to stockholder approval of the 1999 Plan.

SPECIFIC BENEFITS

     For information regarding options granted to executive officers of the Company in the year ended December 31, 1998, see the material under the heading "Executive Compensation" above.

     The number, amount and type of awards to be received by or allocated to eligible persons under the 1999 Plan cannot be determined at this time. The Administrator has not yet considered any specific awards under the 1999 Plan. If the 1999 Plan had been in effect in 1998, the Company expects that the grants would not have been substantially different from those described in the tables under the heading "Executive Compensation."

VOTE REQUIRED; RECOMMENDATION OF THE BOARD "FOR" THIS PROPOSAL

     The Board believes that the 1999 Plan will promote the interests of the Company and its stockholders and continue to enable the Company to attract, retain and reward persons important to the Company's success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value.

     Approval of the 1999 Plan requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE 1999 PLAN. Proxies solicited by the Board will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 2. All members of the Board are eligible for awards under the 1999 Plan.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                            FOR 2000 ANNUAL MEETING

     Any stockholder intending to submit to the Company a proposal to be included in our proxy materials relating to the 2000 Annual Meeting must submit it in time for us to receive it at our principal executive offices no later than February 4, 2000. In addition, the Company's Certificate of Incorporation provides that a stockholder may propose other business or nominate a candidate for director before the Annual Meeting only by delivering notice to the Company in the manner and within the time limits provided in the Certificate of Incorporation. The Secretary of the Company must receive written notice at the Company's principal executive offices not less than 180 days before the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting; however, if less than 180 days notice or public disclosure is given by the Company, then the stockholder notice must be delivered or received no later than the close of business on the tenth day following the earlier of the day on which the Company mailed notice of the date of the scheduled annual meeting or the day on which the Company publicly disclosed the date of the scheduled Annual Meeting. The notice must also provide certain other information as required in the Certificate of Incorporation. Copies of the Certificate of Incorporation are available to stockholders free of charge upon request to the Company's Secretary.

                                 OTHER MATTERS

     The Company is not aware of any matters that may be presented for action by the stockholders at the Annual Meeting other than those set forth above. If any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote according to their best judgment.

     The Annual Report of the Corporation for the fiscal year 1998, including financial statements, is being mailed to stockholders together with these proxy materials.

     STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,
                                          /s/ Douglas M. Pasquale
                                          Douglas M. Pasquale
                                          President and Chief Executive Officer

June 4, 1999
Costa Mesa, California

                                                                       EXHIBIT A

                    THE 1999 STOCK OPTION AND INCENTIVE PLAN
                                       OF
                           ARV ASSISTED LIVING, INC.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
1. THE PLAN.................................................    1
  1.1   Purpose.............................................    1
  1.2   Administration and Authorization; Power and
  Procedure.................................................    1
  1.3   Participation.......................................    2
  1.4   Shares Available for Awards; Share Limits...........    2
  1.5   Grant of Awards.....................................    3
  1.6   Award Period........................................    3
  1.7   Limitations on Exercise and Vesting of Awards.......    3
  1.8   No Transferability; Limited Exception to Transfer
  Restrictions..............................................    3
2. OPTIONS..................................................    4
  2.1   Grants..............................................    4
  2.2   Option Price........................................    4
  2.3   Limitations on Grant and Terms of Incentive Stock
  Options...................................................    5
  2.4   Adjustments to Option Terms; No Repricing Without
        Prior Shareholder Approval..........................    6
  2.5   Options and Rights in Substitution for Stock Options
        Granted by Other Corporations.......................    6
3. STOCK APPRECIATION RIGHTS (Including Limited Stock
  Appreciation Rights)......................................    6
  3.1   Grants..............................................    6
  3.2   Exercise of Stock Appreciation Rights...............    6
  3.3   Payment.............................................    7
  3.4   Limited Stock Appreciation Rights...................    7
4. RESTRICTED STOCK AWARDS..................................    7
  4.1   Grants..............................................    7
  4.2   Restrictions........................................    8
  4.3   Return to the Corporation...........................    8
5. PERFORMANCE SHARE AWARDS AND STOCK BONUSES...............    8
  5.1   Grants of Performance Share Awards..................    8
  5.2   Special Performance-Based Share Awards..............    8
  5.3   Grants of Stock Bonuses.............................    9
  5.4   Deferred Payments...................................    9
  5.5   Cash Bonus Awards...................................   10
6. OTHER PROVISIONS.........................................   10
  6.1   Rights of Eligible Persons, Participants and
  Beneficiaries.............................................   10
  6.2   Effects of Termination of Employment; Termination of
        Subsidiary Status; Discretionary Provisions.........   10
  6.3   Adjustments; Acceleration...........................   11
  6.4   Compliance with Laws................................   13
  6.5   Tax Withholding.....................................   13
  6.6   Plan Amendment, Termination and Suspension..........   14
  6.7   Privileges of Stock Ownership; Voting Rights on
  Shares....................................................   14
  6.8   Effective Date of the Plan..........................   14
  6.9   Term of the Plan....................................   14
  6.10  Governing Law/Construction/Severability.............   15
  6.11  Captions............................................   15
  6.12  Non-Exclusivity of Plan.............................   15
  6.13  No Restriction on Corporate Powers..................   15
  6.14  Effect on Other Benefits............................   15

                                                              PAGE
                                                              ----
7. DEFINITIONS..............................................   16
8. NON-EMPLOYEE DIRECTOR OPTIONS............................   19
  8.1   Participation.......................................   19
  8.2   Annual Options Grants...............................   19
  8.3   Option Price........................................   20
  8.4   Option Period and Exercisability....................   20
  8.5   Termination of Directorship.........................   20
  8.6   Adjustment; Accelerations; Terminations.............   20
  8.7   Acceleration Upon a Change in Control Event.........   20
  8.8   Amendment to Outstanding Awards.....................   20

                    THE 1999 STOCK OPTION AND INCENTIVE PLAN
                                       OF
                           ARV ASSISTED LIVING, INC.

1. THE PLAN.

     1.1 PURPOSE. The purpose of this Plan is to promote the success of the Company and the interests of its shareholders by attracting, motivating, retaining and rewarding directors, officers, employees and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. Capitalized terms used herein are defined in Section 7.

     1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

          1.2.1 COMMITTEE. This Plan will be administered by and all Awards will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

          1.2.2 PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan and any express limitations on any authority delegated by the Board, the Committee will have the authority to:

             (a) determine eligibility and the particular Eligible Persons who will receive Awards;

             (b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of Awards consistent with the express limits of this Plan, and establish the installments (if any) in which Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of Awards;

             (c) approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

             (d) construe and interpret this Plan and any Award or other agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

             (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under
        Section 6.6;

             (f) accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

             (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

        Notwithstanding the foregoing, the provisions of Section 8 shall be automatic and, to the maximum extent possible, self-effectuating.

          1.2.3 BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

          1.2.4 RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation.

          1.2.5 NO LIABILITY. No director, officer or agent of the Company will be liable for any action, omission or decision under this Plan taken, made or omitted in good faith.

          1.2.6 BIFURCATION OF PLAN ADMINISTRATION. Subject to the limits of the definition of "Committee" in Section 7, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Awards hereunder shall consist exclusively of a member or members of the Board. A majority of the members of the acting Committee shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee.

          1.2.7 DELEGATION. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

     1.3 PARTICIPATION. Discretionary Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

     1.4  SHARES AVAILABLE FOR AWARDS; SHARE LIMITS.

          1.4.1 SHARES AVAILABLE. Subject to the provisions of Section 6.3, the capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

          1.4.2 AGGREGATE SHARE LIMIT. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan (the "SHARE LIMIT") will not exceed:

             (a) 2,400,000 shares of Common Stock, plus

             (b) 15% of any increase in the total outstanding shares of Common Stock after June 30, 1999 (other than an increase as a result of the issuance of shares under this Plan or the 1995 Plan), minus

             (c) the aggregate number of shares of Common Stock delivered pursuant to options granted under the 1995 Plan that are outstanding on the Effective Date of this Plan.

        The Share Limit may not contract if shares are reacquired by the Company after an increase has occurred, but neither shall the Share Limit increase if the reacquired shares are reissued.

          1.4.3 ISO SHARE LIMIT. The maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under this Plan will not exceed 1,500,000 shares.

          1.4.4 INDIVIDUAL SHARE LIMITS. The maximum number of shares of Common Stock subject to those Options and Stock Appreciation Rights that are granted under this Plan during any calendar year to any one individual will be limited to 400,000 and the maximum individual limit on the number of shares of Common Stock in the aggregate subject to all Awards that are granted under this Plan during any calendar year to any one individual will be 400,000.

          1.4.5 RESTRICTED STOCK AND STOCK BONUS LIMIT. In no event shall more than 400,000 shares of Common Stock be available for Awards issued (or reissued) under this Plan as Stock Bonuses or as time-based Restricted Stock for nominal or no consideration other than the par value thereof. The limit in this Section 1.4.5 does not apply to shares issued principally for past services, in respect of compensation earned but deferred, or as Performance-Based Awards under Section 5.2.

          1.4.6  ADJUSTMENT. Each of the foregoing numerical limits in this
     Section 1.4 will be subject to adjustment as contemplated by Section 1.4.7 and Section 6.3.

          1.4.7 SHARE RESERVATION; REPLENISHMENT AND REISSUE OF UNVESTED AWARDS. No Award may be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of shares of Common Stock issuable at any time pursuant to such Award, plus (b) the number of shares of Common Stock that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares of Common Stock available for reissue consistent with any applicable legal limitations, plus (c) the maximum number of shares of Common Stock that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, plus (d) the maximum number of shares of Common Stock that may be issued under the 1995 Plan at any time after such date of grant pursuant to awards that are outstanding under the 1995 Plan on such date does not exceed the Share Limit. Shares of Common Stock that are subject to or underlie Awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, will again, except to the extent prohibited by law or the terms of this Plan, be available for subsequent Awards under this Plan. Shares of Common Stock issued pursuant to the terms hereof (including shares of Common Stock offset in satisfaction of applicable withholding taxes) shall reduce on a share-for-share basis the number of shares of Common Stock remaining available under this Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

     1.5 GRANT OF AWARDS. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2.2, the specific objectives, goals and "business criteria" as such term is used in Section 5.2 that further define the terms of the Performance Share Award. Each Award will be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

     1.6 AWARD PERIOD. Any Option, SAR, warrant or similar right shall expire and any other Award shall either vest or be forfeited at the end of the term of the Award, which shall be not more than 10 years after the date of grant; provided, however, that any payment of cash or delivery of stock pursuant to an Award may be delayed until a future date if specifically authorized in writing by the Committee and the Participant; and provided further that each Award will be subject to earlier termination pursuant to or as provided in Section 6.2 or
Section 6.3.

     1.7  LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.

          1.7.1 PROVISIONS FOR EXERCISE. Unless the Committee otherwise expressly provides, no Award will be exercisable or will vest until at least six (6) months after the initial Award Date, and once exercisable an Award will remain exercisable until the expiration or earlier termination of the Award.

          1.7.2 PROCEDURE. Any exercisable Award will be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant in a form approved by the Committee specifying the Award (or portion thereof) which is being exercised, together with any required payments in accordance with Section 2.2.2 and Section 6.5 and any written statements required pursuant to Section 6.4.

          1.7.3 FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

     1.8  NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.

          1.8.1 LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended:

             (a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

             (b) Awards must be exercised only by the Participant; and

             (c) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

        In addition, an Award and/or the shares covered thereby will be subject to the restrictions (if any) imposed in the applicable Award Agreement.

          1.8.2 EXCEPTIONS. Subject to Section 1.8.4, the Committee may permit Awards to be exercised by and paid to certain persons or entities that are "family members" (as such term is defined in the General Instructions to Securities Act Registration Statement Form S-8) of the Participant. Any permitted transfer will be subject to (a) such other conditions and procedures as the Committee may establish and (b) the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration).

          1.8.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. Subject to Section 1.8.4, the exercise and transfer restrictions in Section 1.8.1 will not apply to:

             (a) transfers to the Corporation;

             (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

             (c) transfers to a former spouse pursuant to a domestic relations order in settlement of marital property rights, provided that the domestic relations order states with specificity the Awards (or portions thereof) that are to be transferred and a copy of the order is received by the Committee;

             (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative; or

             (e) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

          1.8.4 CODE RESTRICTIONS. Incentive Stock Options and Restricted Stock Awards will be subject to any and all transfer restrictions under the Code.

2. OPTIONS.

     2.1 GRANTS. One or more Options may be granted under this Section 2 to any Eligible Person. Each Option granted will be designated in the applicable Award Agreement, by the Committee, as either an Incentive Stock Option, subject to
Section 2.3, or a Nonqualified Stock Option.

     2.2  OPTION PRICE.

          2.2.1 PRICING LIMITS. The purchase price per share of the Common Stock covered by each Option will be determined by the Committee at the time of the Award, but in no case will the purchase price per share (with respect to either a Nonqualified Stock Option or an Incentive Stock Option) be less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.3.4) of the Fair Market Value of the Common Stock on the date of grant and in no case will the purchase price per share be less than the par value thereof.

          2.2.2 PAYMENT PROVISIONS. The purchase price of any shares purchased on exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the following methods:

             (a) in cash or by electronic funds transfer;

             (b) by certified or cashier's check payable to the order of the Corporation;

             (c) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 2.2.3;

             (d) by notice and third party payment in such manner as may be authorized by the Committee; or

             (e) subject to the proviso below, by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering previously owned shares, and any shares of Common Stock delivered that were initially acquired from the Corporation, upon exercise of a stock option or otherwise, must have been owned by the Participant at least six (6) months as of the date of delivery.

        Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that an Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 6.5. The Corporation will not be obligated to deliver certificates for any shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations under Section 6.5 and any other conditions to exercise have been satisfied.

          2.2.3 ACCEPTANCE OF NOTES TO ENHANCE EXERCISE. The Corporation may, with the Committee's express approval in each specific case, accept one or more notes from any Eligible Person in connection with the exercise of any outstanding Option subject to the following terms and conditions:

             (a) PRINCIPAL. The Principal of the note will not exceed the amount required to be paid to the Corporation upon the exercise of one or more Options under this Plan and the note will be delivered directly to the Corporation in consideration of such exercise or receipt.

             (b) TERM. The initial term of the note will be determined by the Committee; but the term of the note, including extensions, will not exceed a period of five (5) years.

             (c) RECOURSE; SECURITY. The note will provide for full recourse to the Participant and will bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code. If required by the Committee or by applicable law, the note will be secured by a pledge of any shares or rights financed thereby in compliance with applicable law. The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note will conform with all applicable rules and regulations, including those of the Federal Reserve Board and under the California Corporations Code, as then in effect.

             (d) TERMINATION OF EMPLOYMENT. If the employment of the Participant terminates, the unpaid principal balance of the note will become due and payable on the 10th business day after such termination unless the Committee expressly authorizes an extension of the date consistent with the maximum term of the note.

     2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

          2.3.1 $100,000 LIMIT. To the extent that the aggregate "FAIR MARKET VALUE" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "FAIR MARKET VALUE" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          2.3.2 NOTICE OF SALE REQUIREMENT. Any Participant who exercises an Incentive Stock Option shall give prompt written notice to the Corporation of any sale or other transfer of the shares of Common Stock acquired within one year after the exercise date or two years after the Award Date.

          2.3.3 OTHER CODE LIMITS. Incentive Stock Options may only be granted to employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

          2.3.4 LIMITS ON 10% HOLDERS. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     2.4 ADJUSTMENTS TO OPTION TERMS; NO REPRICING WITHOUT PRIOR SHAREHOLDER APPROVAL. Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, or the restrictions upon or the term of, an Award granted under this Section 2 by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period. Notwithstanding the foregoing, in no case shall the per share exercise price of any Option or Stock Appreciation Right be reduced (by amendment, substitution, cancellation and regrant or other means) without shareholder approval to a price less than the Fair Market Value of a share of Common Stock on the related Award Date.

     2.5 OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

3. STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS).

     3.1 GRANTS. The Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

     3.2  EXERCISE OF STOCK APPRECIATION RIGHTS.

          3.2.1 EXERCISABILITY. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

          3.2.2 EFFECT ON AVAILABLE SHARES. To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

          3.2.3 STAND-ALONE SARS. A Stock Appreciation Right granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

          3.2.4 PROPORTIONATE REDUCTION. If an SAR extends to less than all the shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

     3.3  PAYMENT.

          3.3.1 AMOUNT. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive, subject to Section 6.5, payment of an amount determined by multiplying:

             (a) the difference (which shall not be less than zero) obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

             (b) the number of shares with respect to which the Stock Appreciation Right has been exercised.

          3.3.2 FORM OF PAYMENT. The Committee, in its sole discretion, will determine the form in which payment will be made of the amount determined under Section 3.3.1 above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash; subject to the Committee's determination that such exercise and payment are consistent with applicable law. If the Committee permits a Participant to elect to receive cash or shares (or a combination thereof) on exercise of a Stock Appreciation Right, any such election will be subject to such conditions as the Committee may impose.

     3.4 LIMITED STOCK APPRECIATION RIGHTS. The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("LIMITED SARS") and such Limited SARs may relate to or operate in tandem or combination with, or substitution for, Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Common Stock during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.  RESTRICTED STOCK AWARDS.

     4.1 GRANTS. The Committee may grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) to be paid by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and, subject to Section 4.2.1, the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("RESTRICTED SHARES") will bear a legend making appropriate reference to the restrictions imposed hereunder and under the applicable Award Agreement and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award, Section 1.7, and Section 4.2.1.

Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurances and documents as the Committee may require to enforce the restrictions.

     4.2  RESTRICTIONS.

          4.2.1 VESTING. Subject to Section 6.3 and any accelerated vesting in connection with the Participant's death or Total Disability, the restrictions on shares comprising any Restricted Stock Award shall not lapse: (a) prior to the first anniversary of the applicable Award Date in the case of a Restricted Stock Award that is a Performance-Based Award under Section 5.2, or (b) in the case of other Restricted Stock Awards, not more rapidly than in annual one-third ( 1/3) installments with the first vesting installment occurring no earlier than the first anniversary of the applicable Award Date. In all cases, unless the Committee otherwise expressly provides, no Restricted Stock Award will vest until at least six
     (6) months after the Award Date. The foregoing limits of this Section 4.2.1 do not apply to shares issued principally for past services or in respect of compensation earned but deferred.

          4.2.2 PRE-VESTING RESTRAINTS. Except as provided in Sections 4.1 and 1.8, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

          4.2.3 DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividend and voting rights for all shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

          4.2.4 CASH PAYMENTS. If the Participant has paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any restricted shares that cease to be eligible for vesting.

     4.3 RETURN TO THE CORPORATION. Unless the Committee otherwise expressly provides in the applicable Award Agreement, Restricted Shares that remain subject to restrictions at the time of termination of employment, or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement, will not vest and will be returned to the Corporation in such manner and on such terms as the Committee provides.

5. PERFORMANCE SHARE AWARDS AND STOCK BONUSES.

     5.1 GRANTS OF PERFORMANCE SHARE AWARDS. The Committee may grant Performance Share Awards to Eligible Employees based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a "PERFORMANCE CYCLE") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.10.3(b), if applicable) may determine.

     5.2 SPECIAL PERFORMANCE-BASED SHARE AWARDS. Options or SAR's granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Employees which otherwise satisfy the conditions to deductibility under Section 162(m) are deemed "Qualifying Awards". Without limiting the generality of the foregoing, and in addition to Qualifying Awards granted under other provisions of this Plan, other performance-based awards within the meaning of Section 162(m) ("PERFORMANCE-BASED AWARDS"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, or division basis, with reference to revenue growth, net earnings (before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity or on assets or on net investment, stock appreciation, total shareholder return, or cost containment or reduction, or any combination thereof (the "BUSINESS CRITERIA") relative to pre-established performance goals, may be granted under this Plan. To the extent so defined, these terms are used as applied under generally accepted accounting principles and in the Company's financial reporting. The applicable business criterion or criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may not be less than one (except as provided in Section 1.6) nor more than 10 years. Other types of performance and non-performance awards may also be granted under the other provisions of this Plan. The following provisions relate to all Performance-Based Awards (other than Qualifying Awards) granted under this Plan:

          5.2.1 ELIGIBLE CLASS. The eligible class of persons for Awards under this Section 5.2 is executive officers of the Corporation.

          5.2.2 MAXIMUM AWARD. Subject to Section 1.4.2, in no event will grants in any calendar year to any one individual under this Section 5.2 relate to more than 400,000 shares or, (if payable solely in cash) a cash amount of more than $1,000,000.

          5.2.3 COMMITTEE CERTIFICATION. To the extent required by Section 162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

          5.2.4 TERMS AND CONDITIONS OF AWARDS. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

          5.2.5 STOCK PAYOUT FEATURES. In lieu of cash payment of an Award, the Committee may require or allow all or a portion of the Award to be paid in the form of stock, Restricted Shares, an Option, or another Award.

          5.2.6 ADJUSTMENTS FOR MATERIAL CHANGES. Performance goals or other features of an Award under this Section 5.2 may provide that they (a) shall be adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, or merger) or a complete or partial corporate liquidation, or (b) shall be calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the business criteria or performance goals or targets, or (c) shall be adjusted for any other circumstance or event, or (d) any combination of (a) through (c), but only to the extent in each case that such adjustment or determination in respect of Performance-Based Awards would be consistent with the requirements of
     Section 162(m) to qualify as performance-based compensation.

     5.3 GRANTS OF STOCK BONUSES. The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

     5.4 DEFERRED PAYMENTS. The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral will be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

     5.5  CASH BONUS AWARDS.

          5.5.1 PERFORMANCE GOALS. The Committee may establish a program of annual incentive awards that are payable in cash to Eligible Persons based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, subsidiary division basis with reference to any one or combination of the business criteria (as such term is used in Section 5.2). In addition, the award may depend upon the Eligible Person's individual performance.

          5.5.2 PAYMENT IN RESTRICTED STOCK. In lieu of cash payment of an Award, the Committee may require or allow all or a portion of the Award to be paid in the form of stock, Restricted Stock, an Option or other Award.

6. OTHER PROVISIONS.

     6.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

          6.1.1 EMPLOYMENT STATUS. Status as an Eligible Person will not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

          6.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) will confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service, or affect an employee's status as an employee at will nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this
     Section 6.1.2, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

          6.1.3 PLAN NOT FUNDED. Awards payable under this Plan will be payable in shares of Common Stock or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

     6.2 EFFECTS OF TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY STATUS; DISCRETIONARY PROVISIONS.

          6.2.1 OPTIONS -- RESIGNATION OR DISMISSAL. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "SEVERANCE DATE") other than due to Retirement, Total Disability or death, or "FOR CAUSE"(as determined in the sole discretion of the Committee), the Participant will have until the date which is three (3) months after the Severance Date to exercise an Option to the extent that it is vested on the Severance Date. In the case of a termination by the Company "for cause," the Option will terminate on the Severance Date (whether or not vested). In all cases, the Option, to the extent not vested on the Severance Date, will terminate.

          6.2.2 OPTIONS -- DEATH OR DISABILITY. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, the Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have until the date which is twelve (12) months after the Severance Date to exercise an Option to the extent that it is vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

          6.2.3 OPTIONS -- RETIREMENT. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant will have until the date which is twelve (12) months after the Severance Date to exercise an Option to the extent that it is vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

          6.2.4 CERTAIN SARS. Any SAR granted concurrently or in tandem with an Option will have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

          6.2.5 OTHER AWARDS. The Committee will establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) if the Participant's employment is terminated and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

          6.2.6 EVENTS NOT DEEMED A TERMINATION OF EMPLOYMENT. Unless Company policy or the Committee otherwise provides, a Participant's employment relationship with the Company shall not be considered terminated solely due to any sick leave, military leave, or any other leave of absence, authorized by the Company or the Committee. Any Award held by any Eligible Person on approved leave of absence shall continue to vest, unless the Committee or Company otherwise provides in connection with the Award, the particular leave or by Company policy. In no event shall an Option be exercised or other Award vest or become payable after the expiration of its term set forth in the Award Agreement or the termination of the Award in accordance with Section 6.3.

          6.2.7 EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

          6.2.8 COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 6.2, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of
     Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Award Agreement.

     6.3  ADJUSTMENTS; ACCELERATION.

          6.3.1 ADJUSTMENTS. Subject to Section 6.3.5, upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation or other reorganization; any split-up, spin-off, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

             (a) in any of such events, proportionately adjust any or all of (a) the number and type of shares of Common Stock or the number and type of other securities that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) the performance standards applicable to any outstanding Awards, or

             (b) in the case of a recapitalization, reclassification, merger, consolidation, combination, or other reorganization, spin-off or asset sale, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

        In this context, the Committee may not make adjustments that would disqualify Options as Incentive Stock Options without the written consent of holders of the Incentive Stock Options materially adversely affected thereby.

        In any of such events, the Committee may take such action prior to such event to the extent the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

          6.3.2  ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Subject to
     Section 6.3.5 and unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards will not accelerate or determines that only certain or limited benefits under any or all Awards will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon (or, as may be necessary to effectuate the purposes of the acceleration, immediately prior to) the occurrence of a Change in Control Event:

             (a) each Option and Stock Appreciation Right will become immediately vested and exercisable,

             (b) Restricted Stock will immediately vest free of restrictions, and

             (c) each Performance Share Award will become payable to the Participant.

        The Committee may override the limitations on acceleration in this
        Section 6.3.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances otherwise require, may be deemed by the Committee to occur (subject to Sections 6.3.4 through 6.3.6) not greater than 30 days before or only upon the consummation of the event.

          6.3.3 POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option or other right to acquire Common Stock under this Plan is not exercised prior to (a) a dissolution of the Corporation, (b) an event described in
     Section 6.3.1 that the Corporation does not survive, or (c) the consummation of an event described in Section 6.3.1 involving a Change in Control Event approved by the Board, the Option or right shall terminate if the Committee has expressly provided through a plan of reorganization or otherwise for the substitution, assumption, exchange or other settlement of the Option or right. If the exercisability of the Option or right has been timely accelerated in any of the circumstances in (a) through (c) above but is not exercised and no provision has been made for a substitution, assumption, exchange or other settlement, the Option or other right shall terminate upon the occurrence of the event.

          6.3.4 POSSIBLE RESCISSION OF ACCELERATION. If the vesting or payment of an Award has been accelerated in anticipation of an event and the Committee later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unpaid Awards.

          6.3.5 POOLING EXCEPTION. Any discretion with respect to the events addressed in this Section 6.3, including any acceleration of vesting or payments, shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

          6.3.6 GOLDEN PARACHUTE LIMITATIONS. Unless otherwise specified in an Award Agreement or otherwise by the Committee in the specific case, no Award will be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

     6.4 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

     6.5  TAX WITHHOLDING.

          6.5.1 PROVISION FOR TAX WITHHOLDING OFFSET. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to:

             (a) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment;

             (b) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment;

             (c) reduce the number of shares of Common Stock to be delivered (or otherwise reacquired) by the appropriate number of shares of Common Stock, valued at their then Fair Market Value, to satisfy such withholding obligation.

        The Committee may in its sole discretion (subject to Section 6.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation utilize the withholding offset under clause (c) above.

          6.5.2 TAX LOANS. If so provided in the Award Agreement or otherwise authorized by the Committee, the Corporation may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5.1. Such a loan will be for a term not greater than nine months and at a rate of interest and pursuant to such other terms and conditions as the Corporation, under applicable law, may establish. Such a loan need not otherwise comply with the provisions of Section 2.2.3.

     6.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION.

          6.6.1 BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part, provided that any amendment increasing the number of shares authorized under this Plan (except as a result of a change made in accordance with Section 6.3) or materially increasing the benefits that may be granted under this Plan shall be subject to shareholder approval. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

          6.6.2 SHAREHOLDER APPROVAL. Any amendment to this Plan shall be subject to shareholder approval only to the extent required under Section
     6.6.1 or then required under Section 422 or 424 of the Code or any other applicable law, or only to the extent deemed necessary or advisable by the Board.

          6.6.3 AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution (a) may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (b) may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award; provided that changes contemplated by Section 6.3 or Section 6.6.5 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

          6.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.3 or Section 6.6.5 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

          6.6.5  ACCOUNTING CHANGES. Notwithstanding the foregoing provisions of
     Section 6.6.3 or Section 6.6.4, if the accounting treatment under generally accepted accounting principles of any Awards granted hereunder would be materially more adverse to the Company than anticipated at the time of approval of this Plan or the Awards (including, without limitation, if any Award(s) would render pooling accounting unavailable to the Company with respect to any transaction that would, in the absence of such Award(s), be accounted for as a pooling of interests transaction) because of a change in those principles or the interpretation or application thereof by the Corporation's independent accountants, the Committee may, in the exercise of its discretion and without the consent of the Participant, amend the terms of such Awards to the extent the Committee deems necessary to eliminate such effect.

     6.7 PRIVILEGES OF STOCK OWNERSHIP; VOTING RIGHTS ON SHARES. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

     6.8 EFFECTIVE DATE OF THE PLAN. This Plan is effective upon its approval by the Board (the "EFFECTIVE DATE"), subject to approval by the shareholders of the Corporation within twelve months after the date of such Board approval.

     6.9 TERM OF THE PLAN. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the tenth (10th) anniversary of the Effective Date (the "TERMINATION DATE") and no Awards may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

     6.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

          6.10.1 CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with, the laws of the state of California.

          6.10.2 SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect provided that the essential economic terms of this Plan and any Award can still be enforced.

          6.10.3 PLAN CONSTRUCTION. This Plan shall be interpreted consistent with the intentions of the Corporation set forth below.

             (a) RULE 16B-3. It is the intent of the Corporation that transactions involving the Awards under this Plan, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfy to the extent feasible the requirements for applicable exemptions from Section 16(b) of the Exchange Act so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder.

             (b) SECTION 162(M). It is the further intent of the Company that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and Performance-Based Awards under Section
        5.2 of this Plan that are granted to or held by a person subject to
        Section 162(m) will qualify as performance-based compensation under
        Section 162(m) to the extent that the Committee authorizing the Award (or the payment thereof, as the case may be) satisfies the administrative requirements thereof.

     6.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     6.12 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority

     6.13 NO RESTRICTION ON CORPORATE POWERS. The existence of this Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Corporation's capital stock or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     6.14 EFFECT ON OTHER BENEFITS. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country or state and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Corporation or a Subsidiary, unless expressly so provided by such other plan or arrangements. Awards under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any other Corporation or Subsidiary plan.

7.  DEFINITIONS.

     "AWARD" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, performance share award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     "AWARD AGREEMENT" means any writing setting forth the terms of an Award that has been authorized by the Committee.

     "AWARD DATE" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the grant of the Award.

     "BENEFICIARY" means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

     "BOARD" means the Board of Directors of the Corporation.

     "CHANGE IN CONTROL EVENT" means any of the following:

          (a) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

          (b) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation's business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates (a "Business Combination"), unless (A) as a result of the Business Combination at least 50% of the outstanding voting securities voting generally in the election of directors of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the reorganization are, or will be, owned, directly or indirectly, by shareholders of the Corporation immediately before the Business Combination; and (B) no Person (excluding the Successor Entity or an Excluded Person) beneficially owns (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the outstanding shares of the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for the Business Combination;

          (c) Any Person other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of an acquisition directly from the Company; or

          (d) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMITTEE" means the Board or any one or more committees of director(s) appointed by the Board to administer this Plan with respect to the Awards within the scope of authority delegated by the Board. At least one committee will be comprised only of two or more directors, each of whom, in respect of any decision involving both (a) a Participant affected by the decision who is or may be subject to Section 162(m), and (b) compensation intended as performance-based compensation within the meaning of Section 162(m), will be Disinterested; in acting on any transaction with or for the benefit of a Section 16 Person, the participating members of such Committee also shall be Non-Employee Directors within the meaning of Rule 16b-3.

     "COMMON STOCK" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.3 of this Plan.

     "COMPANY" means, collectively, the Corporation and its Subsidiaries.

     "CORPORATION" means ARV Assisted Living, Inc., a California corporation, and its successors.

     "DISINTERESTED" means a director who is an "outside director" within the meaning of Section 162(m) and any applicable legal or regulatory requirements.

     "ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or employee of the Company.

     "ELIGIBLE PERSON" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

     "EXCLUDED PERSON" means (a) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (b) any person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 25% of the outstanding shares of Common Stock on the Effective Date of this Plan (or any affiliate, successor or related party of or to any such person), (c) the Company, or (d) an employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity.

     "FAIR MARKET VALUE" on any date means

          (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares;

          (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

          (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or

          (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

     Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

     "INCENTIVE STOCK OPTION" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

     "1995 PLAN" means The 1995 Stock Option and Incentive Plan of ARV Assisted Living, Inc.

     "NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option (an Option not qualified as an incentive stock option under Section 422 of the Code) and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

     "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an officer or employee of the Company.

     "OPTION" means an option to purchase shares of Common Stock granted under this Plan. The Committee will designate any Option granted to an employee of the Company as a Nonqualified Stock Option or an Incentive Stock Option.

     "OTHER ELIGIBLE PERSON" means any individual consultant or advisor or agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company or any Non-Employee Director, and who (to the extent provided in the next sentence) is selected to participate in this Plan by the Committee. A person who is neither an employee or officer of the Company, nor a Non-Employee Director, who provides bona fide services to the Company may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (a) the Corporation's eligibility to use Form S-8 to register under the Securities Act the offering of shares issuable under this Plan by the Corporation, or (b) the Corporation's compliance with any other applicable laws.

     "PARTICIPANT" means an Eligible Person who has been granted an Award under this Plan and a Non-Employee Director who has received an Option under Section 8 of this Plan.

     "PERFORMANCE SHARE AWARD" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

     "PERSON" has the meaning given to such term for purposes of Sections 13(d) and 14(d) of the Exchange Act.

     "PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

     "PLAN" means The 1999 Stock Option and Incentive Plan of ARV Assisted Living, Inc., as set forth herein and as it may hereafter be amended from time to time.

     "RESTRICTED SHARES" or "RESTRICTED STOCK" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

     "RETIREMENT" means retirement from active service as an employee or officer of the Company on or after attaining (a) age 60 with ten or more years of employment with the Company, or (b) age 65.

     "RULE 16B-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

     "SECTION 162(M)" means Section 162(m) of the Code and the regulations promulgated thereunder.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

     "STOCK APPRECIATION RIGHT" OR "SAR" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

     "STOCK BONUS" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

     "SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

     "TOTAL DISABILITY" means a "total and permanent disability" within the meaning of Section 22(e)(3) of the Code and, with respect to Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions, or conditions as the Committee may include.

8. NON-EMPLOYEE DIRECTOR OPTIONS.

     8.1 PARTICIPATION. Awards under this Section 8 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto. Notwithstanding anything else herein to the contrary, Options shall be granted under Section 8.2 only during the term of this Plan.

     8.2  ANNUAL OPTIONS GRANTS.

          8.2.1  NEW NON-EMPLOYEE DIRECTORS.

             (a) On or after the date of approval of this Plan by the shareholders of the Corporation, if any person who is not then an officer or employee of the Company becomes a member of the Board, such person will automatically be granted (without any action by the Board or Committee) a Nonqualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 10,000 shares of Common Stock.

             (b) With respect to Non-employee Directors who receive an Option grant pursuant to Section 8.2.1(a) of this Plan, in the fourth year following the year in which the Non-Employee Director received his or her Option grant under Section 8.2.1(a) and thereafter, in each fourth year following the year in which the Non-Employee Director was last granted an Option under this Section 8.2.1(b), immediately following the annual shareholders meeting in such fourth year there shall be granted automatically (without any action by the Board or Committee) a Nonqualified Stock Option (the Award Date of which shall be the date of such annual shareholders meeting) to the Non-Employee Director to purchase 10,000 shares of Common Stock; provided that the director continues in office as a Non-Employee Director after such meeting.

          8.2.2 NON-EMPLOYEE DIRECTORS UNDER 1995 PLAN. With respect to Non-Employee Directors in office prior to the date of approval of this Plan by the Corporation's shareholders, in the fourth year following the year of the Non-Employee Director's last 10,000 share option grant under The 1995 Stock Option and Incentive Plan of ARV Assisted Living, Inc. (the "1995 Plan"), and thereafter in each fourth year following the year in which the Non-Employee Director was last granted an Option under this Section 8.2.2, immediately following the annual shareholders meeting in such fourth year there shall be granted automatically (without any action by the Board or Committee) a Nonqualified Stock Option (the Award Date of which shall be the date of such annual shareholders meeting) to the Non-Employee Director to purchase 10,000 shares of Common Stock; provided that the director continues in office as a Non-Employee Director after such meeting.

          8.2.3 MAXIMUM NUMBER OF SHARES. Grants under Section 8.2.1 or 8.2.2 that would otherwise exceed the maximum number of shares under Section
     1.4.1 shall be prorated within such limitation. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this

     Section 8.2 every four calendar years. No Non-Employee Director shall be eligible to receive Options under both Section 8.2.1 and 8.2.2.

     8.3 OPTION PRICE. The purchase price per share of Common Stock covered by each Option granted pursuant to Section 8.2 will be 100% of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under Section 8.2 will be paid in full at the time of each purchase (a) in cash or by check, or (b) in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or (c) partly in such shares and partly in cash; provided that any shares used in payment that were initially acquired upon exercise of an Option or otherwise from the Corporation must have been owned by the Participant for at least six months prior to the date of delivery.

     8.4  OPTION PERIOD AND EXERCISABILITY. Each Option granted under Section
8.2 and all rights or obligations thereunder shall expire on the day before the tenth (10th) anniversary of the applicable Award Date and shall be subject to earlier termination as provided below or in Section 8.6. Each Option granted under Section 8.2 shall become vested in four equal installments, with an installment becoming vested on each of the first, second, third, and fourth, respectively, anniversaries of the applicable Award Date, or, if earlier with respect to a particular installment, on the day before the annual meeting of the Corporation's shareholders for the calendar year in which such installment would have otherwise vested.

     8.5 TERMINATION OF DIRECTORSHIP. If a Non-Employee Director's services as a member of the Board terminate for any reason including, but not limited to, the Non-Employee Director's death or Total Disability, such termination shall have the following effect on an Option granted under Section 8.2: (a) the Option to the extent not vested shall terminate on the date of such termination, and
(b) the Option, to the extent vested on the date of such termination, shall remain exercisable for one (1) year after the date of such termination or until the expiration of the stated term of the Option, whichever first occurs.

     8.6  ADJUSTMENT; ACCELERATIONS; TERMINATIONS. Options granted under Section
8.2 will be subject to adjustments, accelerations and terminations as provided in Section 6.3, but only to the extent that in the case of a Change in Control Event such effect and any Board or Committee action in respect thereof is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Corporation or is otherwise consistent with the effect on Options held by persons other than executive officers or directors of the Corporation (or, if there are none, consistent in respect of the underlying shares with the effect on shareholders generally).

     8.7 ACCELERATION UPON A CHANGE IN CONTROL EVENT. Upon the occurrence of a Change in Control Event and acceleration of Options generally (to the extent Options other than those granted under Section 8.2 are outstanding at that time) under Section 6.3.2, each Option granted under Section 8.2 will become immediately vested and exercisable.

     8.8 AMENDMENT TO OUTSTANDING AWARDS. Options granted under Section 8.2 may be amended by the Board in any manner permitted under this Plan in respect of Options granted to Eligible Persons generally.

                                                                       EXHIBIT A

                    THE 1999 STOCK OPTION AND INCENTIVE PLAN
                                       OF
                           ARV ASSISTED LIVING, INC.
                        DIRECTOR STOCK OPTION AGREEMENT

     THIS DIRECTOR STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") dated by and between ARV ASSISTED LIVING, INC., a Delaware corporation
(the "CORPORATION"), and                (the "DIRECTOR") evidences the
nonqualified stock option (the "OPTION") granted by the Corporation to the Director pursuant to Section 8.2 of The 1999 Stock Option and Incentive Plan of ARV Assisted Living, Inc. (the "PLAN") as to the number of shares of the Corporation's Common Stock first set forth below.

               NUMBER OF SHARES OF COMMON STOCK(1)..........   [10,000]
               EXERCISE PRICE PER SHARE(2)..................  $
               AWARD DATE(1)................................
               EXPIRATION DATE(2)...........................

     The Option has been granted to the Director in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Director. The Option is not and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code. Capitalized terms are defined in the Plan if not defined herein.

 1. VESTING; LIMITS ON EXERCISE.

     The Option cannot be exercised until it vests and becomes exercisable. Unless the Committee otherwise provides, the Option will not vest or become exercisable in any circumstances prior to the date that is six months after the Award Date. Thereafter, the Option will become vested, subject to adjustments, as set forth in Section 8.4 of the Plan.

     - Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Director has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

     - No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

     - Minimum Exercise. No fewer than 100(1) shares of Common Stock may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

 2. SERVICE; CONTINUANCE OF SERVICE REQUIRED; NO SERVICE COMMITMENT.

     The Director agrees to serve as a member of the Board in accordance with the Corporation's Articles of Incorporation, bylaws, and applicable law.

     The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Partial service, even if substantial, during any vesting period will not entitle the Director to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of services as provided in Section 4 below or under the Plan.

     Nothing contained in this Option Agreement or the Plan constitutes a continued service commitment by the Company.

---------------

(1) Subject to adjustment under Section 6.3 of the Plan.

(2) Subject to early termination under Section 6.2 or 6.3 of the Plan.

 3. METHOD OF EXERCISE OF OPTION.

     The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option and accompanied by:

     - delivery of an executed Exercise Agreement in substantially the form attached hereto as Appendix I or such other form as from time to time may be required by the Committee (the "EXERCISE AGREEMENT");

     - payment in full for the Exercise Price of the shares to be purchased in the manner specified in Section 8.3 of the Plan; and

     - any written statements or agreements required pursuant to Section 6.4 of the Plan.

 4. EARLY TERMINATION OF OPTION.

     The Option, to the extent not previously exercised, and all other rights hereunder, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

     - the Director's termination of services as provided in Section 8.5 of the Plan, or

     - the termination of the Option pursuant to Section 8.6 of the Plan.

 5. NON-TRANSFERABILITY.

     The Option and any other rights of the Director under this Option Agreement or the Plan are nontransferable and exercisable only by the Director, except as set forth in Section 1.8 of the Plan.

 7. NOTICES.

     Any notice to be given under the terms of this Option Agreement or the Exercise Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Director at the address given beneath the Director's signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Director is no longer a member of the Board, shall be deemed to have been duly given by the Corporation when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

 8. PLAN.

     The Option and all rights of the Director under this Option Agreement are subject to, and the Director agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Director acknowledges receipt of a copy of the Plan and agrees to be bound by the terms thereof. The Director acknowledges reading and understanding the Plan. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Director unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

 9. ENTIRE AGREEMENT.

     This Option Agreement (together with the form of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreement may be amended pursuant to Section 8.8 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreement in writing to the extent such waiver does not adversely affect the interests of the Director hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

10. GOVERNING LAW.

     This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

"DIRECTOR"                                         ARV ASSISTED LIVING, INC.
                                                   a Delaware corporation

--------------------------------------------       By:
Signature                                          --------------------------------------------

--------------------------------------------       Print Name:
Print Name                                         ---------------------------------------

--------------------------------------------       Title:
Address                                            --------------------------------------------

--------------------------------------------
City, State, Zip Code

                               CONSENT OF SPOUSE

     In consideration of the Corporation's execution of this Option Agreement, the undersigned spouse of the Director agrees to be bound by all of the terms and provisions hereof and of the Plan.

--------------------------------------------       ------------------------------------
Signature of Spouse                                Date

                                                                      APPENDIX I

                    THE 1999 STOCK OPTION AND INCENTIVE PLAN
                                       OF
                           ARV ASSISTED LIVING, INC.
                           OPTION EXERCISE AGREEMENT

     The undersigned (the "PURCHASER") hereby irrevocably elects to exercise his/her right, evidenced by that certain Director Stock Option Agreement dated
as of                (the "OPTION AGREEMENT") under The 1999 Stock Option and
Incentive Plan of ARV Assisted Living, Inc. (the "PLAN"), as follows:

     - the Purchaser hereby irrevocably elects to purchase           shares of
       Common Stock (the "SHARES") of ARV Assisted Living, Inc. (the "CORPORATION"), and

     - such purchase shall be at the price of $     per share, for an aggregate
       amount of $          .

     Capitalized terms are defined in the Plan if not defined herein.

     DELIVERY OF SHARE CERTIFICATE. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to: .

     PLAN AND OPTION AGREEMENT. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement, both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein and the current Plan Prospectus and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them.

"PURCHASER"

------------------------------------------------------
Signature

------------------------------------------------------
Print Name

------------------------------------------------------
Address

------------------------------------------------------
City, State, Zip Code
ACCEPTED BY:

ARV ASSISTED LIVING, INC.
a Delaware corporation

By:
-------------------------------------------------

Print Name:
----------------------------------------

Title:
-----------------------------------------------

(To be completed by the corporation after the price, value (if applicable), and receipt of funds is verified.)

PROXY

                           ARV ASSISTED LIVING, INC.

                  Annual Meeting of Stockholders--July 1, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned stockholder of ARV Assisted Living, Inc. does hereby nominate, constitute and appoint Douglas M. Pasquale and Abdo H. Khoury or either of them, the true and lawful proxies, agents and attorneys of the undersigned, with full power of substitution, to vote for the undersigned all of the common stock of said corporation standing in the name of the undersigned on its books at the close of business on May 28, 1999 at the Annual Meeting of Stockholders to be held at the Airport Hilton, 18800 MacArthur Blvd., Irvine, California, 92715, on Thursday, July 1, 1999 or at any adjournment thereof, with all of the powers which would be possessed by the undersigned if personally present as follows.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

                                ----------------
                                SEE REVERSE SIDE
                                ----------------

                              FOLD AND DETACH HERE

                                     [MAP]

          Airport Hilton   18800 MacArthur Boulevard, Irvine, CA 92715
                             Telephone 714-833-9999

                                               FOR ALL            WITHHOLD
                                               NOMINEES          AUTHORITY
                                                LISTED        TO VOTE FOR ALL
                                             BELOW IN THE         NOMINEES
                                           CLASS INDICATED      LISTED BELOW


1.  Elect members of the Board of Directors
    of ARV Assisted Living, Inc.                 [ ]                 [ ]

Class B Directors (to serve until the 2002 annual meeting of shareholders):

David P. Collins and John A. Moore

Instruction: To WITHHOLD AUTHORITY to vote for any individual nominees, draw a line through (or otherwise strike out) the nominee's name in the list above.)

2.  Approve the 1999 Stock Option and Incentive Plan.  FOR  AGAINST  ABSTAIN
                                                       [ ]    [ ]      [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof (such postponement or adjournment may be for the purpose of soliciting more votes to approve a proposal).

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

               Mark here for address change and note below        [ ]

               The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated June 4, 1999 and the Proxy Statement furnished therewith.

               PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


Signature(s): ________________________________________ Date: __________________


NOTE: Please sign name exactly as your name (or names) appear on the stock certificate. When signing as attorney, executor, administrator, trustee or guardian please give full title. If more than one trustee, all should sign. All joint owners must sign.

                              FOLD AND DETACH HERE



                         ANNUAL MEETING OF STOCKHOLDERS

                           ARV ASSISTED LIVING, INC.


DATE:     JULY 1, 1999

TIME:     9:00 A.M.

PLACE:    AIRPORT HILTON
          18800 MACARTHUR BLVD.
          IRVINE, CA 92715


                           (PLEASE SEE REVERSE SIDE)

            ERRATUM TO PROXY STATEMENT OF ARV ASSISTED LIVING, INC.
                               DATED JUNE 4, 1999

     Information contained on pages 3 and 18 pertaining to Robert P. Freeman and Murry N. Gunty is incorrect. References to Mr. Freeman and Mr. Gunty on page 3 should read as follows:

     ROBERT P. FREEMAN. Mr. Freeman, a private investor, was a Principal of Lazard Freres Real Estate Investors LLC ("LFREI") from 1992 to April 1999, as well as a Managing Director of Lazard Freres & Co. LLC from 1998 to April 1999. He currently is a director of United Dominion Realty Trust Inc. Mr. Freeman was designated as a director by Prometheus Assisted Living LLC ("Prometheus") pursuant to the Stockholders Agreement, which is more fully described below. See "Certain Relationships and Related Transactions."

     MURRY N. GUNTY. Mr. Gunty, a private investor, was a Principal of LFREI from 1998 to April 1999. He joined LFREI in 1995. From 1993 to 1995, he was associated with J.E. Robert Company, a real estate investment company. Mr. Gunty was designated as a director by Prometheus pursuant to the Stockholders Agreement, which is more fully described below. See "Certain Relationships and Related Transactions."

     References to Messrs. Freeman and Gunty at the beginning of the first paragraph on page 18 should read as follows:

     Robert P. Freeman, a Director of the Company, is a private investor. From 1992 to April 1999, Mr. Freeman was a Principal of LFREI, the general partner of the managing members of Prometheus Assisted Living, LLC, as well as a Managing Director of Lazard Freres & Co., LLC, the managing member of LFREI, from 1998 to April 1999. Murry N. Gunty, a Director of the Company, is a private investor. From 1998 to April 1999, Mr. Gunty was a Principal of LFREI, the general partner of the managing members of Prometheus Assisted Living, LLC. He joined LFREI in 1995.